UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CATALYST FOR A BETTER HAWAI'I

NOTICE OF 2025 Annual Meeting & Proxy Statement

March 28, 2025
Dear Fellow Shareholder:
On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), I invite you to attend the 2025 Annual Meeting of Shareholders (2025 Annual Meeting) of HEI.
While the Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted at the 2025 Annual Meeting, and include other details about the 2025 Annual Meeting, I wanted to highlight a few items:
•
The meeting will be held on Monday, May 12, 2025 at 10:00 a.m., Hawai‘i time. To increase shareholder access and reduce the expenses associated with holding an in-person meeting, we will conduct our annual meeting virtually, entirely via live audio webcast. You will be able to listen to the official meeting, submit questions and vote your shares from any location with an Internet connection. Please see the accompanying Proxy Statement for more information on how to participate.

•
Your vote is very important. Whether or not you attend the meeting, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the “Voting Procedures” section of the Proxy Statement. Please note that you will need to retain the control number printed on your proxy card to attend the virtual 2025 Annual Meeting.

For further details on HEI’s performance in 2024, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.
The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support.
Aloha,
Scott W. H. Seu
President and Chief Executive Officer

A Message from Our Board of Directors
Dear Fellow Shareholder:
2024 was a pivotal year for our HEI family of companies. We made major strides in strengthening HEI’s financial health, reducing wildfire risk and simplifying our enterprise so we can best serve our customers and communities for the long term.
Commitment to Our Mission
Since the August 2023 windstorm and wildfires, our companies have navigated the most complicated, challenging time in HEI’s history. Among the most critical roles of the board and senior leadership — particularly in times of significant change and uncertainty — is to ensure we keep the organization focused on our core mission and long-term goals. This has meant grounding our decisions and our oversight responsibilities in what is needed to ensure the company can deliver on its commitment to serving our communities with safe, reliable, resilient and affordable electricity.
Rebuilding Financial Strength
Delivering on our mission requires us to have the financial strength to invest in wildfire safety, reliable generation and resilient transmission and distribution systems. We made significant progress in shoring up our financial position in 2024, including:
•
Entering into a global settlement with six other defendants for the Maui wildfire tort litigation. Once fully approved, the settlement will provide financial support for those who suffered loss in the Maui wildfires, while improving our company’s financial stability.

•
Securing funding for the first settlement payment through an equity offering in the third quarter of 2024.

•
Selling American Savings Bank, creating flexibility for how we fund future settlement payments and other needs.

By taking these and many other steps to enhance liquidity throughout the year, we ended 2024 on much stronger financial footing.
Strengthening Wildfire Safety and Resilience
Safety is the foundation of our customer mission. Over the past year, Hawaiian Electric has rapidly advanced efforts to reduce the risk of wildfires. In 2024, this work included investing approximately $120 million in wildfire safety improvements, launching a Public Safety Power Shutoff program, testing and replacing thousands of utility poles, upgrading miles of overhead power lines, clearing intrusive vegetation near electrical equipment and installing weather stations and AI-assisted high-definition video cameras across service territories. We are proud of the work our teams are doing to advance these important initiatives, which will strengthen Hawai‘i’s resilience and safety in the face of increasingly severe weather events.
In 2024, Hawaiian Electric Company, Inc. (Hawaiian Electric or the Utility) also continued its efforts to enhance resilience, reduce carbon emissions and increase energy security through expanding the use of renewables on the utility’s grid. The Utility achieved a 36% renewable portfolio standard in 2024, up from 33% in 2023, keeping Hawaiian Electric on track to reach its interim goal of 40% renewable energy by 2030. The Utility was able to achieve 36% renewable energy while reducing customer rates, with the average residential bill decreasing 7% in 2024.
Simplifying Our Focus
We also took an important step to streamline our HEI enterprise strategy and enhance our focus on our core Utility business. After evaluating numerous paths forward for the bank and considering a range of factors — including transaction certainty, net proceeds, regulatory considerations and potential stakeholder impacts — we determined that selling American Savings Bank (ASB) to independent investors was the right next step for our companies and the people we serve. The sale provided proceeds that strengthened our financial flexibility and also had the benefit of continuing ASB’s strong tradition of service for Hawai‘i customers and support for our communities.
Looking Ahead
As a Board, we are proud of what our talented teams across the HEI family of companies accomplished in 2024. The actions the Board and management team took over the last year have laid the foundation for success in delivering on our customer mission and providing long-term value for shareholders.

On behalf of the Board, I thank you for your continued investment, confidence and support as we navigate a path toward a resilient and sustainable future for our company, our customers and communities, and our shareholders.
Aloha,
HEI Board of Directors
Admiral Thomas B. Fargo, Chair of the Board
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W.H. Seu

HEI

SIGN UP FOR E-DELIVERY

Help us reduce our carbon footprint and conserve our natural resources.

CHOOSE E-DELIVERY

Electronic delivery helps reduce carbon emissions and the environmental impacts of printing and shipping materials.

Notice of 2025 Annual Meeting of Shareholders

TIME AND DATE	LOCATION	RECORD DATE
Monday, May 12, 2025 at 10:00 a.m., Hawai‘i Time.
The 2025 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2025.
March 7, 2025.
Items of Business		BOARD RECOMMENDATION
Proposal 1	Election of seven directors to serve a one-year term expiring at the 2026 Annual Meeting of Shareholders.	FOR Each Nominee
Proposal 2	Advisory vote to approve the compensation for HEI’s named executive officers.	FOR
Proposal 3	Approval of Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock.	FOR
Proposal 4
Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2025.
Transaction of such other business as may properly come before the 2025 Annual Meeting
FOR
The 2024 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2025 Annual Meeting of Shareholders and accompanying Proxy Statement.
Shareholders of record as of the close of business on the record date are entitled to receive notice of, attend, submit questions and vote at the 2025 Annual Meeting. To attend the virtual meeting via the internet, you must have the 16-digit control number printed on the Notice of Internet Availability, on your proxy card, or if your shares are held in street name, in the proxy materials sent to you by your broker or other holder of record.
On or about March 28, 2025, these proxy materials and annual report are being mailed or made available to shareholders.
How To Vote Your Shares
Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:
BEFORE THE MEETING	DURING THE MEETING

By Telephone: You can vote your shares by calling 1-800-690-6903.	By Internet: You can vote your shares online at www.proxyvote.com.	By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	By Internet: You can vote your shares online at www.virtualshareholdermeeting.com/ HE2025.
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in “street name”) should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the “Voting Procedures — Changing your vote” section of the accompanying Proxy Statement. It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote online during the 2025 Annual Meeting.
By Order of the HEI Board of Directors,
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary
March 28, 2025
Important Notice Regarding the Internet Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held on May 12, 2025
The accompanying Proxy Statement, 2024 Annual Report to Shareholders and 2024 Annual Report on Form 10-K are available at www.hei.com

Proxy Summary
Proxy Summary
This summary contains highlights about our Company and the upcoming 2025 Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.
VOTING MATTERS
Management Proposals	Board Vote Recommendation	Page
1. Election of seven directors	FOR Each Nominee	1
2. Advisory vote to approve the compensation for HEI’s named executive officers	FOR	20
3. Approval of Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock	FOR	57
4. Ratification of Appointment of Independent Auditor for 2025	FOR	63
ELECTION OF DIRECTORS
The following table provides summary information about the seven nominees for election to the Board of Directors (Board) of Hawaiian Electric Industries, Inc. (HEI or the Company). Additional information about all nominees may be found beginning on page 2.
Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards
Celeste A. Connors	49	2019	Chief Executive Officer, Hawai‘i Green Growth Local 2030 Hub		ARC, NCGC	None
Elisia K. Flores	40	2021	Chief Executive Officer & Vice Chair, L&L Franchise Inc.		ARC, CC	None
Peggy Y. Fowler	73	2011	Former Chief Executive Officer, Portland General Electric Company		CC (Chair), NCGC, EC	Columbia Banking System, Inc.
Admiral Thomas B. Fargo	76	2005	President, Fargo Associates, LLC		CC, NCGC (Chair), EC (Chair)	The Greenbrier Companies
Micah A. Kāne	56	2019	President & Chief Executive Officer, Hawai‘i Community Foundation		CC, NCGC	None
William James Scilacci, Jr.	69	2019	Former Executive Vice President & Chief Financial Officer, Edison International		ARC (Chair), NCGC, EC	None
Scott W. H. Seu	59	2022	President & Chief Executive Officer, Hawaiian Electric Industries, Inc.		EC	None
ARC — Audit & Risk Committee
CC — Compensation & Human Capital Management Committee
EC — Executive Committee
NCGC — Nominating and Corporate Governance Committee
i

Proxy Summary
GOVERNANCE HIGHLIGHTS
HEI’s governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:
CURRENT BOARD OF DIRECTORS
Independent Chair of the Board	YES
Number of independent directors	6 of 7
All Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committee members are independent	YES
All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2024	YES
Policy limitation on membership on other public company boards	YES
Annual Board and committee self-evaluations and periodic director self and peer review	YES
Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in the event of a significant change in their employment	YES
Share ownership and retention requirements for directors and executives	YES
*
For additional information see page 13.

CURRENT BOARD OF DIRECTORS
Experience/Expertise		Tenure (Years)	Utility/Energy Industry	Local Hawai‘i Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Entrepreneurship/ Business Transformation	Government & Regulation	Financial/ Accounting	Legal & Risk Management	Corporate Governance
Celeste A. Connors	Independent	6
Admiral Thomas B. Fargo, USN	Independent (Chair)	20
Elisia K. Flores	Independent	3
Peggy Y. Fowler	Independent	14
Micah A.Kāne	Independent	6
William James Scilacci, Jr.	Independent	6
Scott W. H. Seu	CEO	3
The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.

Proxy Summary
Gender and Ethnicity	Asian	Native Hawaiian or Other Pacific Islander	Hispanic or Latino	Black or African American	White	American Indian or Alaska Native	Female	Male
Celeste A. Connors
Admiral Thomas B. Fargo, USN
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu
*
Based on directors’ self-reported ethnicity.

Delivering Long-term Shareholder Value
	Net Income	Diluted Earnings per Share (EPS)	Return on Average Common Equity
2024	$(1,426M)	$(11.23)	Not Meaningful
2023	$199M	$1.81	8.8%
2022	$241M	$2.20	10.5%
	Total Shareholder Return (%)
	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index
2024	(31.4)%	25.0%	19.1%	13.2%
3-year	(74.7)%	29.3%	10.0%	4.9%
5-year	(76.0)%	97.0%	27.3%	30.9%
10-year	(59.6)%	242.5%	109.3%	100.3%
Source: S&P Global Inc.
2024 Financial Highlights
In 2024, our core operations performed as expected, as we worked to resolve the Maui wildfire tort litigation while ensuring the long-term strength and resilience of our Company. Our 2024 net loss of $1,426 million included losses recorded for the accrual of estimated wildfire liabilities from tort-related legal claims and cross claims, as well as losses recorded in connection with the strategic review of Pacific Current, and strategic review and majority sale of ASB. Excluding these expenses and other Maui wildfire-related expenses, and excluding the operations of ASB (which is now included as “discontinued operations” in our financial statements), core net income from continuing operations was $124 million, down approximately 18% compared to last year.
EXECUTIVE COMPENSATION HIGHLIGHTS — PAYING FOR PERFORMANCE
Incentivizing Value Creation
The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders, with priorities evolving over time to align with the Company’s strategic objectives.
Following the 2023 Maui windstorm and wildfires, for HEI and Hawaiian Electric Company, Inc. (Utility) executives, for the 2024 annual and long-term incentive programs, the HEI Compensation & Human Capital Management Committee added performance metrics focused on resilience and safety, including wildfire mitigation, generation reliability and system hardening.
Emphasis on Long-term and Performance-Based Compensation
Executive compensation is composed of four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based long-term incentives consisting of restricted stock units or restricted cash awards vesting over three years. We balance variable pay and fixed pay, with a significant part of the total compensation opportunities for each named executive officer linked to the Company’s financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic objectives and critical short-term goals that are linked to long-term objectives.

Proxy Summary
2024 Named Executive Officer (NEO) Pay Opportunity
Pay Aligned with Company Performance
Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR). HEI CEO annual incentive pay is linked to HEI’s adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.
*
Non-GAAP Annual Net Income includes adjustments. See Exhibit A for reconciliation with GAAP Annual Net Income

Proxy Summary
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE DECISION-MAKING
The Compensation & Human Capital Management Committee, all the members of which are independent, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation & Human Capital Management Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.
The Compensation & Human Capital Management Committee believes that the Company’s executive officer compensation program reflects favorably on the Company’s pay-for-performance objective, is aligned with shareholder interests and compares well to the Company’s peers.
OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:
Rigorous performance goals are aligned with business strategy	No employment contracts
Stock ownership and retention requirements apply to named executive officers	Minimal perquisites
Clawback policy for performance-based pay	Prohibition against hedging and pledging of HEI stock
“Double trigger” change-in-control agreements	No dividends or dividend equivalents paid on unearned performance shares
No tax gross ups (except for executive death benefit frozen in 2009)

v

Proposal No. 1: Election of Seven Directors
Proposal No. 1: Election of Seven Directors
In accordance with HEI’s Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at seven directors effective at the 2025 Annual Meeting. The Board proposes that the following nominees be elected at the 2025 Annual Meeting:
Seven directors to serve until the 2026 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:
Thomas B. Fargo, Chair
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu
All of the director nominees are incumbent directors of HEI. Directors elected at the 2025 Annual Meeting of Shareholders will serve a one-year term expiring in 2026. The Board has determined that all director nominees except Mr. Seu are independent under the applicable standards for director independence, as discussed below under “Board of Directors — Independent Directors.” All director nominees have consented to serve a one-year term expiring at the 2026 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2025 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute or the Board may choose to reduce the number of directors serving on the Board.
Information regarding the business experience and certain other directorships for each director nominee is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of this Proxy Statement that each of the nominees should serve on the Board in light of HEI’s current business and structure.
The Board recommends that you vote FOR each nominee listed above to serve as a Director.

Director Nominees for Election
Director Nominees for Election

Admiral Thomas B. Fargo, USN (Retired)
Independent Director Chair of the Board Executive Committee Chair Nominating and Corporate Governance Committee Chair Compensation & Human Capital Management Committee Member

Age: 76 Independent Director Since: 2005 Principal Occupation: President, Fargo Associates, LLC
EXPERTISE
CRITICAL CUSTOMERS
RISK MANAGEMENT
CORPORATE GOVERNANCE
LEADERSHIP
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
EDUCATION
Bachelor of Science, United States Naval Academy
Executive and Business Training —
Harvard University; Stanford University
In addition to extensive leadership expertise, Admiral Fargo brings to the Board deep knowledge of the U.S. military, a major customer of HEI’s electric utility subsidiary and a key driver of Hawai‘i’s economy. Admiral Fargo served as Commander of the U.S. Pacific Command, and in that post, he was responsible for the security of nearly 52% of the world’s surface.
He has top level management, strategic planning, and financial and non-financial risk assessment skills developed over 40 years of leading nine diverse organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.
He has extensive corporate governance experience including audit, compensation and governance committees, from service on several private and public company boards, including as chairman of Huntington Ingalls Industries.
PROFESSIONAL EXPERIENCE
Owner, Fargo Associates LLC (since 2005) (defense and homeland/national security consultancy)
Commander of the U.S. Pacific Command (retired)
PUBLIC COMPANY BOARDS
The Greenbrier Companies (since 2015), Lead Independent Director (2021-2022), Chairman (since 2022) (rail manufacturing & licensing services)
PAST PUBLIC COMPANY BOARDS
Matson Inc., (2012-2024) (transportation & logistics)
Huntington Ingalls Industries, Chairman (2011-2020) (military shipbuilder)
Northrop Grumman Corporation (2008-2011)
Hawaiian Holdings, Inc. (2005-2008) (Hawaiian Airlines holding company)
Alexander & Baldwin (2011-2012)
OTHER POSITIONS
Director, United Services Automotive Association (2006-2021), Chairman (2019-2021)
Advisory Board Member, National Bureau of Asian Research (since 2005) Director, AtHoc (until 2016)
Director, GTA Telegram (until 2017)
Senior Advisor, SKAI Ventures (2005-2009)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2005-2016)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

Celeste A. Connors
Independent Director Audit & Risk Committee Member Nominating and Corporate Governance Committee Member

Age: 49 Independent Director Since: 2019 Principal Occupation: Chief Executive Officer, Hawai‘i Green Growth Local2030 Hub (since 2021)
EXPERTISE
ENERGY, UTILITIES
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
LEADERSHIP
ENTREPRENEURSHIP
EXECUTIVE MANAGEMENT
RISK MANAGEMENT
CLIMATE RISK
EDUCATION
Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS)
Bachelor of Arts, International Relations, Tufts University
Raised in Hawai‘i, Ms. Connors brings to the Board extensive risk management and national security experience from chairing highly complicated cross-department interagency processes as a Director for Energy and Climate Change on both the National Economic Council and National Security Council in the White House. In this role, she advised the President, Vice President and Cabinet on energy, technology, and climate change strategies.
Ms. Connors also has foreign policy expertise and helps the Board address key geopolitical threats from her experience managing finance and counter terrorism risk while serving as a diplomat with the U.S. Department of State in Saudi Arabia, Greece and Germany.
As CEO of the Hawai‘i Green Growth Local2030 Hub, an APEC-derived and internationally recognized center of excellence, Ms. Connors develops strategies to scale policy and investment solutions to build community resilience. She convenes business, government and non-profit partners to achieve Hawai‘i’s 2030 goals and deliver long-term value to diverse stakeholders. She has a background in resilient infrastructure project management and finance as the co-founder and CEO of c.dots development. She also co-chairs the Hawai‘i Sustainability Business Forum that brings together the CEOs of the state‘s top public and private companies.
Ms. Connors‘ 25 years of experience managing risk at the highest level of government, and extensive corporate governance background from serving on the boards of America‘s Service Commission, Icebreaker and GigaDAC, helps the Board guide the company‘s strategy. Her energy, climate change and national security experience provides the Board with important insights into key risks and investment opportunities to help Hawai‘i navigate the energy transition, as well as perspectives on energy and climate policy and practice globally.
PROFESSIONAL EXPERIENCE
Executive Director of Hawai‘i Green Growth (network based organization focused on achieving Hawai‘i’s 2030 climate, energy and environmental sustainability goals (2015-2021)
Visiting Scholar and Associate Practitioner in Residence (Energy, Resources and Environment Program), Johns Hopkins University (2012-2019)
Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver resilient infrastructure) (since 2012)
Director (Environment and Climate Change), National Security Council, White House (2008-2012)
Diplomat, U.S. Department of State (2000-2012)
Foreign Policy Advisor (Office of the Mayor), City of New York (1999-2000)
OTHER POSITIONS
Advisory Board, U.S. Department of Defense, INDOPACOM, Climate Change Impact (since 2021)
Adjunct Senior Fellow, East West Center (education and research organization established by the U.S. Congress in 1960 to strengthen relations between Asia, the Pacific, and the United States) (since 2020)
Board Director, Hawai‘i Visitor and Convention Bureau (since 2022)
Board Director, American Savings Bank (HEI Subsidiary) (2022-2023)
Affiliate Faculty, University of Hawai‘i, Hawai‘i Natural Energy Institute (HNEI) (since 2021)
Board Director, America’s Service Commission (2014-2018)
Board Director, Icebreaker One (intersection of data & sustainability for net zero) (since 2017)
Advisory Board, GigaDAC (Next generation Direct Air Capture optimized for gigaton scale) (since 2022)

Director Nominees for Election

Elisia K. Flores
Independent Director Audit & Risk Committee Member Compensation & Human Capital Management Committee Member

Age: 40 Independent Director Since: 2021 Principal Occupation: Chief Executive Officer & Vice Chair, L&L Franchise, Inc. (since 2019)
EXPERTISE
FINANCE AND ACCOUNTING
AUDIT
FINANCIAL OVERSIGHT
LEADERSHIP
STRATEGIC PLANNING
STRATEGIC & OPERATIONAL MANAGEMENT
EXECUTIVE MANAGEMENT
EDUCATION
Bachelor of Science, University of Southern California, Marshall School of Business
Executive Master of Business Administration, University of California Los Angeles, Anderson School of Management
Ms. Flores is a recognized business leader. She has executive leadership, strategic planning and financial oversight experience from serving as CEO and CFO of L&L Franchise, a national franchisor, which has 210 restaurants across the country and in Japan. As CEO she is responsible for setting the strategic vision of the company and driving new growth initiatives. She has been instrumental in developing key partnerships to expand the L&L brand, strengthening the brand across markets and implementing national revenue generating programs for the franchises.
Ms. Flores has notable financial and corporate audit experience from serving as Senior Finance Manager and Corporate Auditor at General Electric Company where she received the 2010 Contemporary Leadership Award. She also has financial oversight and board leadership experience as Chair of the ASB Audit Committee from 2019 to 2023.
Ms. Flores’ business acumen and innovation make her a valuable addition to the Board. She was named Business Leader of the Year by Pacific Business News in 2020 and 2021. Her knowledge and sensitivities to Hawai‘i’s unique business and government environment also provide significant value.
PROFESSIONAL EXPERIENCE
Chief Financial Officer, L&L Franchise, Inc. (2014 to July 2019)
Senior Finance Manager, General Electric Company, Energy Sector (2010-2014)
Corporate Auditor, General Electric Company, Corporate Sector (2008-2010)
OTHER POSITIONS
Director (since 2019), Chairman of the Finance Committee (since 2021), Hawai‘i Pacific Health (one of Hawai‘i’s largest health care systems, with a network of four hospitals, nearly 25 outpatient centers and 1,100-plus physicians on four islands)
Director, American Savings Bank (HEI Subsidiary) (2018-2023)

Director Nominees for Election

Peggy Y. Fowler
Independent Director Executive Committee Member Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Chair

Age: 73 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer, Portland General Electric Company (PGE) (2000-2009)
EXPERTISE
LEADERSHIP
ENERGY, UTILITIES
RENEWABLES
ENVIRONMENTAL MANAGEMENT
CORPORATE GOVERNANCE
FINANCIAL OVERSIGHT
REGULATORY COMPLIANCE
FINANCE AND ACCOUNTING
EDUCATION
Public Utility Executive Program, University of Idaho and University of Michigan
Bachelor of Science, Chemistry and Bachelor of
Science, Math, George Fox University

With experience as Chief Executive Officer of a NYSE-listed public utility company, and as a director for the Portland Branch of the Federal Reserve Bank of San Francisco and Columbia Banking System, Inc. (a publicly traded bank holding company), Ms. Fowler brings a unique combination of utility and banking knowledge to the Board.
Ms. Fowler was recognized as Oregon’s Most Admired CEO in a 2005 Portland Business Journal survey, and as Portland’s First Citizen in 2007 by the Portland Metropolitan Association of Realtors. Ms. Fowler was awarded the Oregon History Makers recognition in 2015, and the 2016 Joan Austin Lifetime Achievement Award recognizing her as one of Portland, Oregon’s most-respected business leaders.
Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE’s environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler’s tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked No. 1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility.
Under Ms. Fowler’s leadership, wind and solar projects were constructed and integrated into the PGE grid. Under her leadership as HEI’s Nominating and Corporate Governance Chair, the company underwent a new director refresh, CEO transition for HEI, Hawaiian Electric and ASB, decreased tenure, provided greater proxy access, eliminated the staggered board and implemented majority voting.
PROFESSIONAL EXPERIENCE
38 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions (including as President and Chief Executive Officer, Chief Operating Officer, and Board Member) and operating positions.
PUBLIC COMPANY BOARDS
Director, Chair of Nominating & Corporate Governance Committee,
Columbia Banking System, Inc. (since 2023)
PAST PUBLIC COMPANY BOARDS
Umpqua Holdings Corp. Director (2009-2023), Chairman (2012-2023)
(bank holding company)
Portland General Electric (2006-2012)
OTHER POSITIONS
Director and Chairman of the investment committee, Cambia Health Solutions (not-for-profit health insurer) (2005-2020)
Director, PGE Foundation (since 1997)
Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2009-2016)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

Micah A. Kāne
Independent Director Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Member

Age: 56 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Hawai‘i Community Foundation, Since 2017
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT
ORGANIZATIONAL LEADERSHIP
EDUCATION
Master of Business Administration, University of Hawai‘i at Manoa
Bachelor of Arts, Business
Administration, Menlo College

Mr. Kāne is a well-respected leader in the state of Hawai‘i and brings extensive leadership and a deep understanding of Hawai‘i’s cultural, business and political environment to the Board.
His career has been distinguished by his leadership of significant private and public trusts, including his current role as Chief Executive Officer of Hawai‘i Community Foundation, Hawai‘i’s largest and oldest Foundation ($1.1 billion in assets and distributing more than $150 million in community grants annually); his prior service as a Trustee of the largest land trust in the state of Hawai‘i, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity to improve the capability and well-being of people of Hawaiian ancestry; and his prior role as Chairman/Director of the State of Hawai‘i Department of Hawaiian Homelands.
As an acknowledged Native Hawaiian community leader, Mr. Kāne brings invaluable experience in understanding Hawai‘i’s complex cultural and land use history (nearly 27% of the population self-identifies as Native Hawaiian and other Pacific Islander). Mr. Kāne has brought to bear this knowledge and his business acumen to bring the community together to address the most important issues of our day including environmental sustainability, homelessness and affordable housing.
Mr. Kāne also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.
PROFESSIONAL EXPERIENCE
Chief Operating Officer, Pacific Links Hawai‘i LLC (golf course owner, developer and operator) (2011-2016)
Principal, the KĀNE Group LLC (Hawai‘i-based company focused on land and financing matters for planned community infrastructure and general business development) (since 2010)
Trustee, Kamehameha Schools ($14.7 billion endowment and Hawai‘i’s largest private landowner with over 363,194 acres of land on Hawai‘i island, Maui, Moloka‘i, O‘ahu and Kaua‘i) (2009-2021)
OTHER POSITIONS
Chairman, Menlo College Board of Trustees, Atherton, CA (supporting Hawai‘i kids to college) (since 2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2012-2019)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

William J. Scilacci, Jr.
Independent Director Executive Committee Member Audit & Risk Committee Chair Nominating and Corporate Governance Committee Member

Age: 69 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)
EXPERTISE
FINANCE AND ACCOUNTING
STRATEGIC & OPERATIONAL MANAGEMENT
LEADERSHIP
ENERGY, UTILITIES
RISK MANAGEMENT
EDUCATION
Master of Business Administration,
Santa Clara University
Bachelor of Arts, University of
California, Los Angeles
Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly-traded company whose market cap increased substantially during Mr. Scilacci’s tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of considerable shareholder value creation.
He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in development and implementation of grid modernization, electrification of transportation, renewable energy and energy efficiency.
Mr. Scilacci was the CFO of Edison International’s competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the subsidiaries’ energy trading business.
Mr. Scilacci has a keen understanding and extensive knowledge of enterprise risk management from his role as Chief Financial Officer of Edison International. For eight years, Mr. Scilacci managed Edison International’s enterprise risk management program identifying, monitoring and forecasting new risks to the company including sustainability related risks.
PROFESSIONAL EXPERIENCE
Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)
OTHER POSITIONS
Director, Shipshape, Inc. (start-up energy management services business) (since 2023)
Director, Chair of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles (since 2015)
President (2019) and Director (2017-2019), Bel-Air Bay Club
Director, American Savings Bank (HEI Subsidiary) (2022-2023)
Director, Shipshape Solutions, Inc . (since 2023)

Director Nominees for Election

Scott W.H. Seu
President and CEO, HEI Executive Committee Member

Age: 59 HEI Director Since: 2022 Principal Occupation: President and Chief Executive Officer, HEI (since 2022)
EXPERTISE
CLEAN ENERGY, UTILITIES
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
CORPORATE TRANSFORMATION
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
EDUCATION
Bachelor of Science Engineering,
Stanford University
Master of Science Engineering,
Stanford University
Mr. Seu has extensive utility operational expertise having served in numerous leadership positions with the HEI family of companies for more than 30 years.
Mr. Seu is an innovative business leader. During his time as President & CEO of HEI’s utility, Hawaiian Electric, Mr. Seu was responsible for ensuring reliable, safe and affordable provision of electric power to 95% of Hawai‘i’s population. He was instrumental in leading the company to transition to cleaner, renewable energy supporting the state’s goal of 100% renewable energy by 2045 and led the development of the Utility’s climate change action plan, including a goal of net zero emissions by 2045.
Mr. Seu has extensive business, regulatory and community leadership experience through serving as senior vice president of public affairs at Hawaiian Electric. He has also been actively engaged in critical infrastructure resilience issues in Hawai‘i and at the national level. Prior to joining Hawaiian Electric, Mr. Seu worked as a mechanical and environmental engineer at companies in California and also worked abroad in China.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawaiian Electric Company (February 2020 — December 2021)
Senior Vice President, Public Affairs, Hawaiian Electric Company (January 2017 — February 2020)
Vice President, System Operation, Hawaiian Electric Company (May 2014 — December 2016)
Vice President, Energy Resources and Operations, Hawaiian Electric Company (January 2013 — April 2014)
Vice President, Energy Resources, Hawaiian Electric Company (August 2010 — December 2012)
OTHER POSITIONS
Trustee, Queen’s Health Systems (since 2023)
Director, Edison Electric Institute (the primary electric utility industry association representing all U.S. investor-owned electric companies) (since 2022)
Director, Partners in Development Foundation (Hawai‘i non-profit serving families in need) (since 2022)
Director, Regional Advisory Board Teach for America Hawai‘i (since 2017)
Director, Electric Power Research Institute (EPRI) (since 2020)
Chair (since 2017), Director (since 2008), Hale Kipa (a leading Hawai‘i non-profit providing safety net services to at-risk youth for over 50 years)
Director, American Savings Bank (HEI subsidiary) (2022-2024) (Chair 2022-2023)

Corporate Governance
Corporate Governance
HEI’s governance policies and guidelines
HEI’s Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of making necessary and advisable updates to HEI’s corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE) and rules and regulations of the U.S. Securities and Exchange Commission (SEC). HEI’s corporate governance documents (such as the charters for the Audit & Risk, Compensation & Human Capital Management, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein).
The Board’s leadership structure
Since May 5, 2020, Admiral Fargo has served as the nonexecutive Chair of the Board. Admiral Fargo has served on the Board since 2005 and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent under applicable standards for director independence, as discussed below under the heading “Board of Directors — Independent Directors.” Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his track record of effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI’s senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.
The responsibilities of HEI’s Chair are to:
•
lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

•
attend meetings of the Board’s committees, either as member or observer;

•
work closely with the Nominating and Corporate Governance Committee to periodically evaluate board and committee structures, as well as advise with respect to succession planning for the Board;

•
serve on and/or advise the board of HEI’s primary operating subsidiary, Hawaiian Electric, chair joint executive sessions of the independent directors of HEI and Hawaiian Electric’s boards and attend meetings of Hawaiian Electric’s board committees;

•
be available to other Board and subsidiary board members and management for questions and consultation; and

•
ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board’s Corporate Governance Guidelines provide that if the Chair and CEO positions are held by the same person, or if the Board determines that the Chair is not independent, the independent directors should designate an independent director to serve as “Lead Director.” If a Lead Director is designated, the Lead Director’s responsibilities are to: (i) preside at Board and shareholder meetings when the Chair is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chair or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.
The Board believes that its current leadership structure, which provides for an independent nonemployee Chair, or an independent Lead Director if the Chair is not independent, is appropriate and effective based on HEI’s current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chair or Lead Director has been important in establishing a “tone at the top” for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chair or Lead Director demonstrates to the Company’s regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the board of its primary operating subsidiary is also composed mostly of nonemployee directors and that the HEI Chair plays an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors, the Chair leads the HEI Board in its oversight role with respect to HEI’s subsidiaries.

Corporate Governance
The Board’s role in risk oversight
HEI is a holding company that has historically operated principally through its Hawai‘i-based electric public utility (Utility or Hawaiian Electric) and bank (Bank or ASB) subsidiaries. Effective as of December 31, 2024, HEI sold its controlling interest in ASB (the ASB Disposition). During 2024, at the holding company and subsidiary levels, the Company faced a variety of risks, including (without limitation) operational risks, climate and sustainability-related risks (including wildfire-related risks), regulatory (including environmental regulations) and legal risks (including litigation risks), credit and interest rate risks, competitive risks, liquidity risks, capital risks, cybersecurity risks, and strategic and reputational risks among others. Developing and implementing strategies to identify, assess, mitigate, manage and report on the Company’s key risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI’s Chief Risk Officer. The role of the Board is to oversee the management of these risks. The following section discusses the Board’s role in risk oversight following the ASB Disposition. For a discussion of the Board’s role in risk oversight prior to the ASB Disposition, please see the Company’s 2024 Proxy Statement.
The Board’s specific risk oversight functions are as follows:
•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company’s key risks can be reported to the Board, along with proposed strategies for mitigating and managing these risks. The ERM system includes a Chief Risk Officer at the Utility (Utility CRO) and an enterprise Chief Risk Officer at HEI (HEI CRO). Hawaiian Electric’s Chief Financial Officer, who also serves as the Utility CRO, is responsible for identifying, assessing, managing, monitoring and reporting risks at the Utility, which serves the islands of O‘ahu, Hawai‘i, Maui, Moloka‘i and Lana‘i. The Utility CRO reports directly to the Utility’s President and functionally to the HEI CRO, who reviews such risks on a consolidated basis. The president of Pacific Current has the responsibility to ensure risks at Pacific Current are effectively managed and to promptly report any material changes in key or emerging risks to the HEI CRO. The Board believes that this risk management structure is appropriate and effective for the Company’s operations and holding company structure, because it allows for industry-specific key risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of key risks at the holding company level by the HEI CRO. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of key risks and management’s assessment of those risks. As part of the Board’s ongoing risk oversight, the HEI CRO is responsible for providing regular reports to the Board and Audit & Risk Committee on the status of those key risks, any changes to the key risk catalog or management’s assessment of those risks, and any other key risk management matters that the Board may request from time to time. The Board and Audit & Risk Committee also receive reports from HEI’s internal auditor evaluating the effectiveness of management’s implementation of the approved ERM system.

•
The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management system of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee’s discussion and findings so that the entire Board can consider changes (if any) in the Company’s risk profile.

•
The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures; (ii) overseeing HEI’s Code of Conduct compliance program; and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

•
The Board has assigned to the Compensation & Human Capital Management Committee the specific risk oversight responsibilities of: reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities, reviewing risks related to human capital management, and recommending new or revised policies and practices to address any such identified risks. The Compensation & Human Capital Management Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit & Risk Committee. Both the Audit & Risk and Compensation & Human Capital Management Committees are composed entirely of independent directors.

•
In addition to overall risk oversight by the HEI Board, the board of HEI’s primary operating subsidiary, Hawaiian Electric, is responsible for overseeing risks at Hawaiian Electric. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit & Risk Committee. Under the ERM structure discussed above, risk management activities at the Utility level are reported to the Utility Audit & Risk Committee and Utility Board through the Utility’s Chief Risk Officer. The HEI Board and/or Audit & Risk Committee may also be invited to participate in risk oversight discussions by the Utility Board and/or Audit & Risk Committee. The information from these board and committee sessions is reported, on at least a quarterly basis, to the HEI Board by the Utility’s CRO (or his/her representatives). The Utility board is composed primarily of nonemployee directors. The Utility Audit & Risk Committee also is composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the key and emerging risks facing the Company and available alternatives to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI CRO, identify key issues to be addressed during the course of the next calendar year.

Corporate Governance
The Board believes that, for risk oversight, it is especially important to have an independent Chair or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chair attends the meetings of the HEI and Utility Boards and their respective committees, the HEI Chair is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the Utility Board and its committee and between directors and management.
Selection of nominees for the Board
The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole, but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board, thus, consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the Company’s current and future needs.
The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for Board membership, the Committee may consider persons who are serving on its subsidiary board as well as persons suggested by Board members, management and shareholders, or may retain a third-party search firm to help identify qualified candidates. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or through self-nomination.
Once a person is identified as a potential director candidate, the committee may review publicly-available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
•
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate’s attributes, with an emphasis on independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of differing perspectives, experiences and cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

•
with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

•
the current composition of the Board and its committees; and

•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.
Identifying nominees for the Board
In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers, among other things, whether the candidate possesses an understanding of Hawai‘i’s unique history, culture and political and regulatory environment and would contribute to the Board’s expertise, skills, professional experience and range of perspectives. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, perspectives, skills and experience in areas that are relevant to leading HEI in accordance with the Board’s fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including those that may arise from differing backgrounds and experiences, improves the quality of the Board’s deliberations and decisions because it enables the Board to evaluate complex issues more thoroughly and completely. As the Company’s operations and strategic plans and the Board’s composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI.
With operations exclusively in the State of Hawai‘i, it is important that our Board includes members who currently or in the past have lived and worked in the state and have knowledge of, and experience with, our customer base and Hawai‘i’s unique historical, cultural, political and regulatory environment. If the shareholders vote to elect the seven director nominees proposed by the Board for election at the 2025 Annual Meeting the resulting composition of the Board would be as shown in the table in the Proxy Summary, under the heading “Current Directors”.

Corporate Governance
The Board also recognizes that, due to Hawai‘i’s geographic isolation and the comparatively small number of publicly traded companies and regulated utilities based in Hawai‘i, the Board also benefits from having among its members directors who have gained business experience outside of Hawai‘i; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.
Director resignation policies
Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director’s principal employment and at the end of each term during and after which the director reaches the age of 75. In addition to the evaluation process discussed under “Corporate Governance — Selection of nominees for the Board,” requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director’s skills, expertise and attributes continue to provide value over time. The Nominating and Corporate Governance Committee recommended, and the Board approved, selecting Adm. Fargo as a nominee director at the 2024 Annual Meeting in spite of reaching the age of 75 because of Adm. Fargo’s leadership experience and institutional knowledge to assure governance continuity and stability during an extraordinarily challenging period. For the same reasons, the Nominating and Corporate Governance Committee recommended, and the Board approved, selecting Adm. Fargo as a nominee director for the 2025 Annual Meeting.
A director must also submit his or her resignation for consideration by the Board if the director in an uncontested election fails to receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director’s resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.
The Board’s role in management succession planning
The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. The Compensation & Human Capital Management Committee also oversees and discusses talent strategy and workforce planning. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company’s talent pool to enable the Board to select successors for the senior executive positions when appropriate. Due to its robust and active succession planning process, the Board was able to appoint internal successor CEOs to HEI and Hawaiian Electric in 2022.
Shareholder communication with the directors
Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the Audit & Risk Committee, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein), sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

Board of Directors
Board of Directors
Independent directors
Under HEI’s Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.
•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company’s external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to or from entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Fargo, Kāne and Scilacci and Mss. Connors, Flores and Fowler) are independent. The remaining director, Mr. Seu, is an employee director of HEI and, therefore, is not independent under NYSE listing standards.
Relationships considered in determining director independence:
With respect to Ms. Flores and Mr. Kāne, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the island of O‘ahu) by the entities employing Ms. Flores and Mr. Kāne. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawai‘i state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the island of O‘ahu, the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority, and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms. Accordingly, the Board determined that these relationships do not impair the independence of these directors.
Also, with respect to Ms. Connors and Mr. Kāne, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to the respective nonprofit organizations where Ms. Connors and Mr. Kāne serve as executive officer. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in Ms. Connors or Mr. Kāne not being independent. In determining that these donations did not impair the independence of Ms. Connors and Mr. Kāne, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.
Board meetings in 2024
In 2024, there were seven regular meetings and 24 special meetings of the Board. All incumbent directors who served on the Board in 2024 attended at least 75% of the combined total number of meetings of the Board and Board committees on which they served during the period that the director served as a director.
Executive sessions of the Board
The nonemployee directors meet regularly in executive sessions without management present. In 2024, these sessions were chaired by Admiral Fargo as the Chair of the Board and as an independent nonemployee director. The Chair may request from time to time that another independent director chair the executive sessions.
Board attendance at annual meetings
All of HEI’s incumbent directors who served on the Board in 2024 attended the 2024 Annual Meeting of Shareholders. HEI encourages all directors to attend each year’s Annual Meeting.

Board of Directors
Board evaluations
The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.
Each director standing for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chair.

Committees of the Board
Committees of the Board
Board committee composition and meetings
The Board has four standing committees: Audit & Risk, Compensation & Human Capital Management, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2024. The following discussion of the Board’s standing committees reflects the ASB Disposition that occurred effective as of December 31, 2024. For a discussion of the Board’s standing committees prior to the ASB Disposition, see HEI’s 2024 Proxy Statement.
Name	Audit & Risk	Compensation & Human Capital Management	Executive	Nominating and Corporate Governance
Celeste A. Connors
Thomas B. Fargo
Elisa K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci Jr.
Scott W. H. Seu1
Number of meetings in 2024	10	5	6	3
1
Mr. Seu is an employee director. All other directors have been determined to be independent. See “Board of Directors — Independent Directors” above.

Functions of the Board’s standing committees
The primary functions of HEI’s standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). Each of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.
Audit & Risk Committee
The Audit & Risk Committee is responsible for overseeing (i) HEI’s financial reporting processes and internal controls; (ii) the performance of HEI’s internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and Hawaiian Electric. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI’s consolidated financial statements. As part of its risk management oversight responsibility, the Audit & Risk Committee also oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, a non-fiduciary cybersecurity working group comprised of members of the HEI and the Utility boards assists the Audit & Risk Committee in monitoring the Company’s cybersecurity programs. Among other things, the cybersecurity working group reviews the effectiveness of the Company’s cybersecurity programs and practices and the impact of emerging cybersecurity risks on the Company, and provides reports on its work and findings to the Audit & Risk Committee.
The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See “Audit & Risk Committee Report” below for additional information about the Audit & Risk Committee.
All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act). Mr. Scilacci and Ms. Flores have been determined by the Board to be “audit committee financial experts.”

Committees of the Board
Compensation & Human Capital Management Committee
The responsibilities of the Compensation & Human Capital Management Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which the Company’s compensation policies and practices contain elements that create risks that are reasonably likely to have a material adverse effect on the Company and recommending changes to address any such risks; (iii) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation; and (iv) overseeing and monitoring strategies and policies related to human capital management within the workforce. See “Compensation Discussion and Analysis — How We Make Compensation Decisions” and “Compensation & Human Capital Management Committee Interlocks and Insider Participation” below for additional information about the Compensation & Human Capital Management Committee.
The Compensation & Human Capital Management Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). All Compensation & Human Capital Management Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of Hawaiian Electric attends meetings of the Compensation & Human Capital Management Committee as a nonvoting representative of Hawaiian Electric’s board of directors.
Executive Committee
The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chair of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation & Human Capital Management Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). An independent member of the board of directors of Hawaiian Electric attends meetings of the Executive Committee as a nonvoting representative of Hawaiian Electric’s board of directors.
Nominating and Corporate Governance Committee
The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI’s subsidiaries; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing succession planning for senior executive positions; (viii) ensuring all Environmental, Social and Governance (ESG) risks and opportunities have appropriate Board oversight, and (ix) making recommendations to the Board and the board of Hawaiian Electric regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). See “Corporate Governance” above for additional information regarding the activities of the Nominating and Corporate Governance Committee. An independent member of the board of directors of Hawaiian Electric attends meetings of the Nominating and Corporate Governance Committee as a nonvoting representative of Hawaiian Electric’s board of directors.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
How director compensation is determined
The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company operating in a highly regulated industry. Customarily, nonemployee director compensation is composed of a mix of cash and shares of HEI’s common stock (HEI Common Stock) to align the interests of directors with those of HEI shareholders. However, to manage the heightened dilutive impact from equity awards due to the decline in stock price and limit the depletion of the reserved and available shares under HEI’s shareholder-approved 2011 Nonemployee Director Stock Plan (2011 Director Plan), the equity component was replaced with a cash award in 2024. Only nonemployee directors are compensated for their service as directors. Mr. Seu, the only current employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Mr. Seu is a member of the Board, neither he nor any other executive officer participates in the determination of nonemployee director compensation.
The Compensation & Human Capital Management Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2022, the Compensation & Human Capital Management Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI’s nonemployee director compensation practices. FW Cook assessed the structure of HEI’s nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2022 analysis took into consideration the duties and scope of responsibilities of directors. The Compensation & Human Capital Management Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors. Based on the 2022 analysis, the Compensation & Human Capital Management Committee recommended, and the Board approved, maintaining substantially the same compensation for 2024 for HEI’s Non-Employee Directors.
Components of director compensation
Cash retainer. HEI nonemployee directors received the cash retainers shown below for their 2024 Board service and for their 2024 service on HEI and subsidiary board committees. No separate cash fees are paid to HEI directors for service on subsidiary company boards, except to the extent that they serve on any committee of a subsidiary board. Cash retainers were paid in quarterly installments.
Position*	2024 Annual Retainer
HEI Nonexecutive Chair of the Board	125,000
HEI Director	85,000
HEI Audit & Risk Committee Chair	25,000
HEI Compensation & Human Capital Management Committee Chair	25,000
HEI Nominating and Corporate Governance Committee Chair	25,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation & Human Capital Management Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
ASB Nonexecutive Chair of the Board	45,000
ASB Director	85,000
ASB Audit Committee Chair	18,750
ASB Audit Committee Member	7,500
ASB Risk Committee Chair	25,000
ASB Risk Committee Member	10,000
*
No additional retainer is paid for service on the HEI Executive Committee.

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting (other than the Executive Committee) attended (as member or chair) after the number of meetings specified below.
HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation & Human Capital Management Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
ASB Board	$1,000 per meeting after 8 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings

DIRECTOR COMPENSATION
Stock or cash awards. Customarily, stock grants are made annually to nonemployee directors under the 2011 Director Plan on the last business day in June and vest immediately. For 2024, to manage the heightened dilutive impact from equity awards due to the decline in stock price and limit the depletion of the reserved and available shares under the 2011 Director Plan, on June 30, 2024, each HEI nonemployee director at that time received a cash award of $120,000 instead of the customary annual stock grant.
Maximum compensation. Nonemployee directors are subject to a maximum annual compensation limit of $600,000, which includes the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.
Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under “Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans” below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. No nonemployee director participated in this plan in 2024. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors’ Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2024.
Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI and Hawaiian Electric employees. No nonemployee director participated in such plans in 2024.
2024 DIRECTOR COMPENSATION TABLE
The table below shows the compensation paid to HEI nonemployee directors for 2024.
Name	Fees Earned or Paid in Cash ($)1	Total ($)
Celeste A. Connors	259,500	259,500
Thomas B. Fargo, HEI Chair2	397,893	397,893
Elisia K. Flores	255,000	255,000
Peggy Y. Fowler	276,107	276,107
Micah A. Kāne	255,000	255,000
William James Scilacci, Jr.	266,500	266,500
1
Represents cash retainers and extra meeting fees for Board and committee service (as detailed below) and includes the annual cash award in the amount of  $120,000, as described above under “Stock or Cash Awards.”

2
Includes fees Adm. Fargo earned as Chair of the Board. Adm. Fargo’s responsibilities as HEI Chair are described above under “Corporate Governance — The Board’s leadership structure.”

The table below shows the detail of cash fees (excluding the amount of the annual cash award) paid to HEI nonemployee directors for retainers and extra meeting fees for Board, committee and Cybersecurity Working Group service in 2024.
Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chair Retainer ($)	HEI Extra Meeting Fees1 ($)	Cyber- security Working Group ($)	Total ($)
Celeste A. Connors	85,000	20,000	—	34,500	—	139,500
Thomas B. Fargo, HEI Chair2	85,000	33,393	125,000	34,500	—	277,893
Elisia K. Flores	85,000	20,000	—	30,000	—	135,000
Peggy Y. Fowler	85,000	36,607	—	34,500	—	156,107
Micah A. Kāne	85,000	20,000	—	30,000	—	135,000
William James Scilacci, Jr.	85,000	25,000	—	31,500	5,000	146,500
1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in “Director Compensation — Components of director compensation — Extra meeting fees.”

2
Adm. Fargo’s fees include fees earned as Chair.

DIRECTOR COMPENSATION
Director stock ownership and retention
HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership, or (ii) first becoming subject to the requirements (Compliance Date)), to own that number of shares that are equal in value to five times the director’s annual cash retainer. Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. Effective January 1, 2025, the Board of Directors approved an amendment to the stock ownership requirement to provide that the required ownership amount is determined as a multiple of only the Board retainer, without consideration of committee retainers. As of the date of this Proxy Statement, no current director has reached his or her Compliance Date.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE
COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis is commonly known as the “say-on-pay” proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
The Compensation & Human Capital Management Committee and Board believe that HEI’s executive compensation program is effective in achieving our goals of creating long-term value for stakeholders, including attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:
Resolved, that the shareholders approve, in a non-binding advisory vote, the compensation of HEI’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2025 Annual Meeting of Shareholders.
Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company’s executive compensation policies and practices and the compensation of our named executive officers.
While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation & Human Capital Management Committee and Board consider the vote results when making future decisions regarding HEI’s executive compensation.
The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI’s named executive officers as disclosed in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This section describes our executive compensation program and the compensation decisions made for our 2024 named executive officers. For 2024, we have five named executive officers: our Chief Executive Officer, our Chief Financial Officer, our General Counsel, and the chief executives at Hawaiian Electric (our electric utility subsidiary) and ASB (our former bank subsidiary):
Name	Title	Entity
Scott W. H. Seu	HEI President & CEO	Holding company
Scott T. DeGhetto	HEI Executive Vice President, Chief Financial Officer and Treasurer	Holding company
Kurt K. Murao	HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Holding company
Shelee M. T. Kimura	Hawaiian Electric President & CEO	Electric utility subsidiary
Ann C. Teranishi*	ASB President & CEO	Bank subsidiary
*
The Company sold its controlling interest in ASB in December 2024.

For more information regarding HEI’s executive officers, see the paragraph entitled “Information About Our Executive Officers (HEI)” in Part I of HEI’s annual report on Form 10-K for the fiscal year ending December 31, 2024 (HEI’s 2024 Form 10-K), which is incorporated by reference herein.
2024 Executive summary
Following the 2023 Maui windstorm and wildfires, the Company has faced unprecedented operational and financial challenges, while also making considerable progress towards recovery. In meeting these challenges, the Company’s executive officers have experienced material increases in workload and performance pressure, against the backdrop of significant uncertainty regarding the Company’s financial health and future. This has been accompanied by significant declines in the value of HEI Common Stock, which negatively impacted the value of in-flight equity awards, as well as the net worth of the Company’s executive officers, as the majority of their total compensation has historically been paid in the form of equity. These factors, among others, created heightened and novel retention and recruiting challenges to which the Company’s compensation practices needed to adapt. In addition, the Compensation and Human Capital Management Committee and Board recognized the executive team’s leadership in enabling the Company to achieve the critical milestones that were reached in the past year in advancing the Company’s return to operational and financial stability.
In consideration of these elements, as described in more detail below, the Company’s 2024 compensation program applied a balanced approach to incentives and retention, with an emphasis on alignment with peer median compensation and a temporary and partial shift from equity to cash-based compensation. The use of cash instead of equity also helped manage the heightened dilutive impact from equity awards due to the decline in stock price and limited the depletion of the reserved and available shares under the shareholder-approved Hawaiian Electric Industries, Inc. Equity and Incentive Plan, as amended and restated effective February 9, 2024 (EIP).
Additionally, in December 2024, the Company sold its controlling interest in ASB. As a result, Ms. Teranishi was deemed to have terminated her employment under the EIP. As a result, Ms. Teranishi forfeited compensation awarded under the EIP, including her annual incentive award, long-term performance-based awards and long-term time-based awards. Separately, Ms. Teranishi also waived all termination protections available to retirement eligible participants under the EIP. Following the separation of ASB and the Company, the ASB Compensation Committee determined Ms. Teranishi’s incentive compensation in respect of her forfeited EIP awards. The discussion of Ms. Teranishi’s incentive compensation in this Compensation Discussion and Analysis describes opportunities, metrics, goals and performance as originally designed under the EIP. Her compensation as determined by the ASB Compensation Committee is set forth in the Summary Compensation Table.
Our guiding principles shape our program design and pay decisions
In designing HEI’s executive compensation program and making pay decisions, the Compensation & Human Capital Management Committee follows these guiding principles:
•
Pay should reflect Company performance, particularly over the long-term.

•
Compensation programs should align executives’ interests with those of our shareholders and other stakeholders.

•
Programs should be designed to attract, motivate and retain talented executives who can drive the Company’s success.

•
The cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features
Straightforward design. The compensation program for our named executive officers comprises four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based long-term incentives including restricted stock units (RSUs) and restricted cash awards (RCAs) that are earned over a period of three years.

COMPENSATION DISCUSSION AND ANALYSIS
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay, with a significant portion of the target compensation opportunity for our named executive officers being linked to the Company’s financial, market and operating results.
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.
Our compensation practices demonstrate our commitment to sound governance
The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don’t do:
What We Do
Link pay to performance
Utilize rigorous performance conditions that encourage long-term value creation
Balance short- and long-term compensation to promote sustained performance over time
Use the competitive median as a reference point in setting compensation levels
Review tally sheets when making compensation decisions
Mitigate undue risk in compensation programs
Utilize “double-trigger” change-in-control agreements
Maintain a clawback policy for performance-based compensation
Require stock ownership and retention by named executive officers; CEO must own five times the CEO’s base salary and each of the other NEOs must own two times their respective base salary
Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
Utilize an independent compensation consultant to advise the Compensation & Human Capital Management Committee
What We Don’t Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan which was frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2024 say-on-pay results and 2024 program
At our 2024 Annual Meeting of Shareholders, approximately 91% of votes cast approved our executive compensation program through the advisory say-on-pay vote. While we consistently receive strong shareholder support for our executive compensation program, the Compensation & Human Capital Management Committee continues to strive to further align HEI and Hawaiian Electric’s executive compensation with the Company’s priorities. For 2024, this included tying 50% of Hawaiian Electric’s and 40% of HEI’s executive long-term incentive compensation for the 2024-26 performance period to hardening Hawaiian Electric’s transmission systems and by tying approximately 55% of Hawaiian Electric’s and 14% of HEI’s 2024 annual performance-based executive compensation to safety and resilience. Hawaiian Electric’s 2024 annual performance-based executive compensation metrics also include goals related to energy security and employee safety.

COMPENSATION DISCUSSION AND ANALYSIS
How We Make Compensation Decisions
Our roles in determining compensation are well-defined
Role of the Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation & Human Capital Management Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation & Human Capital Management Committee:
•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company’s long-term strategy and near-term goals to implement such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable (performance-based) compensation, minimal perquisites and change in pension value for past periods)

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts considering the long-term benefits to shareholders

•
Considers trends in compensation to determine whether incentive programs are working effectively, and

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Compensation & Human Capital Management Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.
Role of the independent directors as a whole
The independent directors evaluate the CEO’s performance, consider Compensation & Human Capital Management Committee recommendations concerning the CEO’s pay and determine the CEO’s compensation. The Board and subsidiary boards also review the performance of, and Compensation & Human Capital Management Committee recommendations concerning, the other named executive officers and approve their compensation.
Role of executive officers
Our CEO, who is also a member of the Board, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation & Human Capital Management Committee with respect to their levels of compensation and mix of pay elements. The CEO also participates in Board deliberations regarding the Compensation & Human Capital Management Committee’s recommendations on the other named executive officers. The CEO does not participate in the deliberations of the Compensation & Human Capital Management Committee to recommend, or of the Board to determine, the CEO’s own compensation.
Management supports the Compensation & Human Capital Management Committee in executing its responsibilities by providing data and other materials for Compensation & Human Capital Management Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Compensation & Human Capital Management Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying such other data and information as may be requested by the Compensation & Human Capital Management Committee and/or its independent compensation consultant.
Compensation consultant & consultant independence
The Compensation & Human Capital Management Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation & Human Capital Management Committee. FW Cook provides the Compensation & Human Capital Management Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation & Human Capital Management Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook attends Compensation & Human Capital Management Committee meetings, participates in Compensation & Human Capital Management Committee executive sessions and communicates directly with the Compensation & Human Capital Management Committee.

COMPENSATION DISCUSSION AND ANALYSIS
In early 2025, as in prior years, the Compensation & Human Capital Management Committee evaluated FW Cook’s independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook’s independence policy, which was shared with the Compensation & Human Capital Management Committee, the Compensation & Human Capital Management Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.
We Use Comparative Market Data as a Reference Point for Compensation
Compensation benchmarking
The Compensation & Human Capital Management Committee considers market data from peer group companies as a reference point in determining the named executive officers’ pay components and target compensation opportunity (composed of base salary, performance-based annual incentive, performance-based long-term incentive and long-term time-based incentive). The Compensation & Human Capital Management Committee may decide that an executive’s compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive’s level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.
Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2024 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2024 compensation. The survey data were size-adjusted based on HEI’s and Hawaiian Electric’s revenues for appropriate comparisons.
Peer groups
Compensation peers
Because companies in HEI’s, the Bank’s and Utility’s peer groups and the industries in which they operate continually change, the Compensation & Human Capital Management Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook, to ensure that the companies within the peer groups remain appropriate. For 2024 compensation, the Compensation & Human Capital Management Committee determined, with input from FW Cook, that no changes to the companies in any of HEI’s, ASB’s or Hawaiian Electric’s compensation peer groups were necessary or appropriate. The selection criteria and resulting 2024 peer groups are set forth below.

COMPENSATION DISCUSSION AND ANALYSIS
	HEI 2024 Peer Group (applies to Messrs. Seu, DeGhetto, and Murao )	Utility Subsidiary 2024 Peer Group (applies to Ms. Kimura)	Bank Subsidiary 2024 Peer Group (applies to Ms. Teranishi)
Selection Criteria
•
Publicly traded, US-based electric and multi-utility companies

•
Revenue balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap as a secondary consideration

• Electric and multi-utility companies from HEI’s peer group • Revenue balanced in a range of approximately 0.4x to 2.5x Hawaiian Electric’s revenue • Market cap as a secondary consideration
•
Regional banks and thrifts

•
Revenue balanced in a range of approximately 0.5x to 2x ASB’s revenue

•
Total assets balanced in a range of approximately 0.5x to 2x ASB’s total assets

•
Secondary consideration of 2 of 3 of the following:

◦
Proportion of loan portfolio composed of over 30% single family and less than 85% residential

◦
Located on the west coast or Hawai‘i

◦
Ratio of noninterest income to operating revenue from 10%-40%

Peer Group for 2024 Compensation	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
Portland General Electric
TXNM Energy, Inc.	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
Portland General Electric
TXNM Energy, Inc.	Amalgamated Financial Corp
Bank of Hawai‘i
Byline Bancorp
Berkshire Hills
Central Pacific Financial
Community Bank
CVB Financial
First Bancorp
First Busey
First Financial Bank
First Hawaiian Bank
Heritage Financial
Homestreet
Independent Bank
Park National Corp
Republic Bancorp
Sandy Spring Bancorp
Tompkins Financial
TriCo Bancshares
Westamerica Bancorp
Performance peers
In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under “What we pay and why: Compensation elements and 2024 pay decisions Long-term performance-based incentives”) are based on performance relative to performance peers. For long-term incentive plans beginning before 2023, HEI’s Relative TSR performance is based on HEI’s performance compared to the utilities in the Edison Electric Institute (EEI) Index. The EEI is an association of U.S. shareholder owned electric companies that are representative of comparable investment alternatives to HEI. For the long-term incentive plans beginning in and after 2023, HEI’s Relative TSR performance is based on HEI’s performance compared to HEI’s compensation peers, as shown in the table above.

COMPENSATION DISCUSSION AND ANALYSIS
Additional Policies and Information
Our programs are designed to guard against excessive risk
HEI’s compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.
HEI’s Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the HEI holding company and its subsidiaries, and for reporting on high-risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation & Human Capital Management Committee, are apprised of compensation elements that create risks that management believes are reasonably likely to have a material adverse effect on HEI.
Risk assessment. On an annual basis, the Compensation & Human Capital Management Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries for all employees, which is updated annually by the Company’s ERM function. Based on its review of the risk assessment of compensation programs in place in 2024 and consultation with FW Cook, the Compensation & Human Capital Management Committee believes that the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Risk mitigation features of our programs. Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:
•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and operational measures (such as resilience and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy for erroneously awarded incentive-based compensation (clawback policy) that requires recoupment of performance-based compensation paid to executive officers in the event of an accounting restatement due to the Company’s material noncompliance with any applicable SEC financial reporting requirement.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives emphasize the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI Common Stock, promote a shared interest in HEI’s long-term performance.

•
Annual grants of long-term performance-based and long-term time-based incentives are earned over a period of three years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ASB ROA) and nonfinancial performance metrics that correlate with long-term value creation for our stakeholders and are impacted by management decisions.

•
The Compensation & Human Capital Management Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company
HEI named executive officers are required to own and retain HEI stock throughout their employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) an amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (Compliance Date) to reach the following ownership levels:
Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other named executive officers	2x base salary
None of Messrs. Seu, DeGhetto and Murao or Ms. Kimura has reached his or her respective Compliance Date. As of the January 1, 2025 Compliance Date, Ms. Teranishi was no longer subject to the ownership requirement.
Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes).

COMPENSATION DISCUSSION AND ANALYSIS
Insider trading policy and procedures
HEI has an Insider Trading Policy that is designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the New York Stock Exchange. The Insider Trading Policy prohibits all directors, officers and employees of HEI and its subsidiaries (as well as their spouses, minor children and adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person’s securities trading decisions (Family Members)) from transacting in Company securities (which includes HEI Common Stock, Hawaiian Electric preferred stock and Hawaiian Electric bonds (Company Securities)), and advising others who may buy or sell Company Securities, when such persons are in possession of material, nonpublic information regarding the Company. For directors, executive officers and certain covered employees of HEI and its subsidiaries and their respective Family Members, the policy also includes preclearance procedures for all transactions in Company Securities, as well as providing for recurring trading blackout periods beginning at the end of each quarter and ending on the second business day after the Company releases information to the public about the prior quarter’s financial results. The Company may also implement a blackout on trading at any other time because of information known to the Company and not yet disclosed to the general public. This type of event-specific blackout may apply to all insiders, or a sub-group of individuals. The full text of the Insider Trading Policy is attached as Exhibit 19 to the Company’s 2024 annual report on Form 10-K.
Hedging and pledging are prohibited
The Company’s Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries and Family Members from holding Company Securities in margin accounts or pledging Company securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company Securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.
Clawback policy applies to incentive-based pay
On October 26, 2022, the SEC adopted final rules implementing the clawback provisions of the Dodd-Frank Act that directed the national stock exchanges to establish listing standards requiring listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations. In October 2023, the Company adopted a Policy Regarding the Recovery of Erroneously Awarded Incentive-Based Compensation (Clawback Policy). Under the Clawback Policy, if the Company is required to prepare an accounting restatement (Restatement) due to the Company’s material noncompliance with any financial reporting requirement under the applicable securities laws, the Company will seek to recover from each of the Company’s current or former executive officers Incentive-Based Compensation (as such term is defined in the Clawback Policy), calculated based on the erroneous data, that was received during the three-year period preceding the date the Company is required to prepare the Restatement in excess of what would have been paid to the executive officer under the Restatement. The complete Clawback Policy is attached as Exhibit 97 to the Company’s 2023 annual report on Form 10-K.
The Compensation & Human Capital Management Committee considers tax and accounting impacts on compensation
In designing compensation programs, the Compensation & Human Capital Management Committee considers the tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.
Tax matters. Section 162(m) of the Internal Revenue Code generally limits to $1 million, per applicable executive, the annual federal income tax deduction that a publicly held corporation may claim for total taxable compensation payable to certain covered executive officers, including both current and former executives.
In determining compensation for our executive officers, the Compensation & Human Capital Management Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to which the compensation is deductible. The Compensation & Human Capital Management Committee recognizes the impact of Section 162(m) and its significance to the Company’s compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.
Another tax consideration factored into the design of the Company’s compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.
Accounting matters. In establishing performance goals for equity compensation, the Compensation & Human Capital Management Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation & Human Capital Management Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

COMPENSATION DISCUSSION AND ANALYSIS
What We Pay and Why: Compensation Elements and 2024 Pay Decisions
Each element of compensation supports important objectives
The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.
Compensation Element1	Summary	Objectives
Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.
Long-Term Time-Based Incentives	Annual grants in the form of RSUs or RCAs that are earned over 3 years. Amount of grant is determined as a percentage of base salary.	Promote retention of talented leaders through multi-year vesting and alignment of executive and shareholder interests through shared ownership of HEI stock.
Benefits	Includes defined benefit pension plans and defined contribution plan (for HEI/Utility employees) and defined contribution plan (for Bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote retention and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.
1
The Company’s current executive compensation program does not include stock options. Except for atypical off-cycle RSU grants most commonly made as part of a new compensation arrangement (typically in connection with a new hire or promotion), equity grants are approved annually by the Compensation & Human Capital Management Committee in February as part of its review and approval of the annual executive compensation program.

COMPENSATION DISCUSSION AND ANALYSIS
Changes to compensation elements in 2024
On an annual basis, the Compensation & Human Capital Management Committee reviews and recommends each named executive officer’s target compensation opportunity, which is composed of base salary, target annual performance-based incentive opportunity, target long-term performance-based incentive opportunity and time-based long-term incentive opportunity. Target annual incentive and target long-term incentive opportunities are established as a percentage of the named executive officer’s base salary. To meet heightened and novel retention and recruiting challenges, the Company’s 2024 compensation program applied a balanced approach to incentives and retention, with an emphasis on alignment with peer median compensation and a temporary and partial shift from equity to cash-based compensation. The use of cash instead of equity also manage the heightened dilutive impact from equity awards due to the decline in stock price and limit the depletion of the reserved and available shares under the shareholder-approved EIP, while continuing to link a significant portion of total compensation to performance. Based on these and other considerations, the Compensation & Human Capital Management Committee made the changes to compensation for 2024 shown in the table below, which changes are described in more detail in the discussion of the individual pay elements that follow.
	Base Salary1 ($)		Performance-Based Annual Incentive (Target Opportunity2 as % of Base Salary)		Performance-Based Long-Term Incentive (Target Opportunity2 as % of Base Salary)		Time-Based Long-Term Incentive (Value as % of Base Salary)
Name	2023	2024	2023	2024	2023-25	2024-26	2023	2024
Scott W. H. Seu	958,333	995,750	100	same	158	160	67	160
Scott T. DeGhetto3	150,000	620,000	—	100	—	45	—	45
Kurt K. Murao	475,167	499,800	60	same	60	90	45	90
Shelee M. T. Kimura	575,000	650,000	75	same	90	105	60	105
Ann C. Teranishi4	726,000	800,000	75	same	65	same	35	same
1
Base salary increases for 2023 for Messrs. Seu and Murao and Ms. Kimura became effective March 1, 2023. Base salary increases for 2024 for Messrs. Seu, DeGhetto and Murao and Ms. Kimura became effective March 1, 2024. Base salaries that became effective March 1, 2023 and 2024 are prorated amounts to include two months of 2022 and 2023 base salary, respectively, and ten months of 2023 and 2024 base salary, respectively. Mr. DeGhetto’s 2023 annualized base salary was $600,000 upon the effective time of his appointment as Executive Vice President, Chief Financial Officer and Treasurer of HEI on October 1, 2023.

2
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively, except for Mr. DeGhetto’s 2024 Performance-Based Annual Incentive, whose threshold opportunity is 0.75 times target.

3
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not participate in the 2023 incentive.

4
Incentive compensation opportunities for Ms. Teranishi reflect amounts determined as of February 2024 under the EIP. Following the sale of ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the EIP and forfeited her awards thereunder. Subsequently, her incentive compensation was determined by the ASB Compensation Committee in respect of her forfeited awards.

COMPENSATION DISCUSSION AND ANALYSIS
Realized Compensation for 2024
The table below and graph that follows provide a supplemental disclosure representing the total direct compensation realized (Realized Compensation) by each NEO for 2022-2024. Realized Compensation is calculated by taking the amount of total compensation as set forth in the Summary Compensation Table, subtracting the amount of “Change in Pension Value”, and replacing the amount of “Stock Awards” (in each case, as described in more detail in the Summary Compensation Table and accompanying footnotes) with the amount of “Value Realized on Vesting” from the “2024 Option Exercises and Stock Vested” table, and described in more detail in footnote 1 thereto. The table and graph below differ substantially from the Summary Compensation Table and are not a substitute for that table. For example, SEC rules require that the full grant date fair value of equity awards be reported in the Summary Compensation Table for the year in which they were granted; however, this supplemental disclosure includes the value of compensation actually received from equity awards in the year in which the awards vested and were settled. Consequently, Realized Compensation for a NEO for any given year may differ significantly from the total compensation reported in the Summary Compensation Table for that year.
Name and 2024 Principal Positions	Year	Summary Compensation Table Total ($)	Change in Pension Value ($)	Stock Awards ($)	Value Realized on Vesting of Stock Awards ($)	Realized Compensation ($)
Scott W. H. Seu HEI President & CEO ASB Chair	2024	6,536,011	(1,880,600)	(1,695,190)	198,111	3,158,332
	2023	5,386,250	(2,174,763)	(2,253,154)	567,796	1,526,129
	2022	3,811,515	(236,512)	(1,830,874)	555,064	2,299,193
Scott T. DeGhetto HEI Executive Vice President, CFO & Treasurer	2024	2,354,284	—	(296,863)	—	2,057,421
	2023	716,087	—	—	—	716,087
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2024	1,756,861	(191,815)	(478,622)	83,775	1,170,199
	2023	1,337,515	(331,333)	(517,149)	302,585	791,618
	2022	1,166,508	—	(467,085)	289,882	989,305
Shelee M. T. Kimura Hawaiian Electric President & CEO	2024	2,596,499	(521,723)	(704,346)	103,411	1,473,841
	2023	2,077,532	(606,930)	(895,602)	284,167	859,167
	2022	1,514,176	—	(814,267)	225,344	925,253
Ann C. Teranishi ASB President & CEO	2024	2,515,605	—	—	85,254	2,600,859
	2023	1,514,274	—	(756,211)	399,242	1,157,305
	2022	2,026,854	—	(600,723)	155,617	1,581,748
2024 Summary Compensation Table Total vs
2024 Realized Compensation

COMPENSATION DISCUSSION AND ANALYSIS
Base salary
Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation & Human Capital Management Committee considers competitive market data, internal equity and each executive’s level of responsibility, experience, expertise and performance, as well as retention and succession considerations. The Compensation & Human Capital Management Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary. Changes to the 2024 base salaries for the named executive officers are shown in the table above under the heading “Changes to compensation elements in 2024.”
For 2024, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, that each of the named executive officers would receive the base salary increases shown in the table above. Mr. DeGhetto’s base salary reflects an increase over the partial year salary in 2023, and the base salary increases for Mss. Kimura and Teranishi were made in connection with promotions (Ms. Kimura became President and CEO of the Utility in 2022 and Ms. Teranishi became President and CEO of the Bank in 2021) and as part of a plan to incrementally increase Mss. Kimura and Teranishi’s respective base salary over time to more closely align with the peer median.
Annual incentive opportunities
HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI’s Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation & Human Capital Management Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive. As noted above, following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the EICP and forfeited her award thereunder. Her annual incentive compensation award was subsequently determined by the ASB Compensation Committee in respect of her forfeited EICP award. The discussion below describes Ms. Teranishi’s annual incentive award under the EIP as originally designed under the EICP.
2024 target annual incentive opportunity
The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively, except for Mr. DeGhetto, whose threshold opportunity is 0.75 times target. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under “Base salary.”
For the 2024 target annual incentive opportunities, in consideration of its review of the market data for each position and the retention and incentive value of the overall annual incentive program, as well as changes in roles and responsibilities of the individual executives, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, the 2024 target annual incentive opportunities for the named executive officers as shown in the table above under the heading “Changes to compensation elements in 2024.” There were no changes to the target annual incentive opportunity for any of the named executive officers in 2024, except for Mr. DeGhetto who did not participate in the annual incentive for 2023.
2024 performance metrics, goals, results & payouts
The performance metrics for annual incentives are chosen because they directly align with the Company’s strategic priorities and correlate with creating shareholder value. The 2024 performance metrics for Messrs. Seu, DeGhetto and Murao related to the holding company and its subsidiaries, while the metrics for Ms. Kimura related to the Utility and the metrics for Ms. Teranishi related to the Bank. The rationale for each metric is shown in the table below.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as net income and return on assets (ROA), is generally set at the level of the Board approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.
The table below identifies the 2024 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2024 and the percentage of target achieved. Differences in the metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.

COMPENSATION DISCUSSION AND ANALYSIS
2024 Annual Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Results	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu, DeGhetto and Murao
HEI Consolidated Adjusted Net Income1 focuses on fundamental earnings, which correlates to shareholder value	30%	$150.0M	$166.7M	$178.4M	$180.4M	171%
Utility Operations2 supports safe, reliable utility operations which benefits all stakeholders	25%	See note 1 below	See note 1 below	See note 1 below	See note 1 below
ASB Return on Assets (ROA)3 measures how efficiently the Bank deploys its assets by comparing return to total assets	15%	0.64%	0.74%	0.84%	0.82%
HEI Strategic/Value Creation4 rewards actions that result in a measurable increase of enterprise value and/or loss avoided	30%	See note 3 below	See note 3 below	See note 3 below	175% of Target
Kimura
Utility Safety and Resilience5 rewards successful implementation of wildfire mitigation and prevention measures designed to reduce wildfire risk, improve employee safety by reducing serious injuries and lost workdays and generation reliability which promotes customer satisfaction and confidence	55%		See Exhibit B		See Exhibit B	124%
Utility Financial Health6 focuses on net income and liquidity which promotes long-term financial stability and increasing shareholder value	25%		See Exhibit B		See Exhibit B
Utility Trust & Reputation7 promotes customer satisfaction and community trust and supports sustained long-term shareholder value	10%		See Exhibit B		See Exhibit B
Utility Healthy & Engaged Workforce8 measures employee engagement, belonging and well-being which promote retention and commitment	10%		See Exhibit B		See Exhibit B
Teranishi*
ASB ROA3	40%	0.64%	0.74%	0.84%	0.82%
ASB Adjusted Net Income1 focuses on fundamental earnings, which correlates to shareholder value	60%	$62.2M	$69.2M	$76.2M	$76.1M
*
Reflects metrics and goals established under the EICP in 2024. Following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the EICP and forfeited her award thereunder. Her annual incentive compensation award was subsequently determined by the ASB Compensation Committee in respect of her forfeited EICP award.

1
HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income represents HEI consolidated and ASB GAAP net income for 2024, adjusted for the items described further below, respectively. These Adjusted Net Income metrics are non-GAAP measures. For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
Utility Operations is a composite of four utility operational goals (each with subgoals) weighted in the same proportion for which they are weighted for Utility executives. See Exhibit B.

3
ASB ROA is ASB’s adjusted Net Income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

4
Performance under the HEI Strategic/Value Creation incentive was determined by the Board with the level of achievement scaled based on the aggregate value to the Company and the reward intended to be commensurate with the value created and/or loss avoided. In evaluating this metric, the Board considered accomplishments during 2024, including among others, establishment of the One ‘Ohana Fund, entry into definitive settlement agreements in the tort litigation, closing on a $558 million equity offering and establishing a $250 million at-the-market equity program, resolving the significant doubt regarding the Company’s ability to continue as a going concern and closing the sale of ASB.

5
Utility Safety and Resilience includes goals related to (i) implementation of the wildfire mitigation plan, (ii) employee safety measured by improvement in recordable incidents and lost workdays, and (iii) energy security measured by outage percentage and reportable cyber events.

6
Utility Financial Health includes goals related to (i) Hawaiian Electric’s consolidated adjusted net income for 2024, and (ii) liquidity measured as the actual book cash balance plus committed liquidity sources.

7
Utility Trust & Reputation includes goals related to consolidated customer satisfaction and company image based on quarterly results of customer surveys conducted by an outside vendor.

8
Utility Healthy & Engaged Workforce is based on the results of the annual employee engagement survey.

COMPENSATION DISCUSSION AND ANALYSIS
The following table shows how Total Achieved as a Percentage of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the “Nonequity Incentive Plan Compensation” column of the “2024 Summary Compensation Table” in the “Executive Compensation Tables” section below. The range of possible annual incentive payouts for 2024 is shown in the “2024 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)1		2024 Actual Annual Incentive Payout ($)1
Scott W. H. Seu	100	×	995,750	=	995,750	×	171	=	1,698,9382
Scott T. DeGhetto	100	×	620,000	=	620,000	×	171	=	1,058,304
Kurt K. Murao	60	×	499,800	=	299,880	×	171	=	511,654
Shelee M. T. Kimura	75	×	650,000	=	487,500	×	124	=	606,6802
Ann C. Teranishi	75	×	800,000	=	600,000	×	200	=	1,200,0003

1
Figures may not calculate to the amount shown in 2024 Actual Annual Incentive Payout due to rounding of the Total Achieved as a percentage of Target Opportunity. Total Achieved as a percentage of Target Opportunity was rounded for ease of presentation.

2
In light of economic conditions and other considerations, on March 27, 2025, Mr. Seu and Ms. Kimura repaid to HEI and Hawaiian Electric, respectively, the amount of their 2024 EICP award (net of taxes). The compensation committee and board of directors of HEI and Hawaiian Electric, as applicable, may decide in the future to pay Mr. Seu and/or Ms. Kimura amounts in respect of their 2024 EICP award.

3
Reflects target opportunities and payout as established under the 2024 EICP. Following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the EICP and forfeited her award thereunder. Her annual incentive compensation award was subsequently determined by the ASB Compensation Committee in respect of her forfeited EICP award.

Non-GAAP Net Income Metrics — 2024 Annual Incentive
HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income performance for purposes of 2024 annual incentive compensation were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the EICP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes to applicable accounting rules or practices. In 2024, the Company experienced extraordinary and nonrecurring events that impacted the Company’s operations and financial performance in a variety of ways, some of which the Compensation & Human Capital Management Committee deemed appropriate to take into consideration in determining EICP performance. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). Excluded items include a portion of the wildfire-related expenses and wildfire settlement expense and goodwill and asset impairments.
Year ended December 31, 2024	HEI CONSOLIDATED	UTILITY CONSOLIDATED	ASB
(in millions)
GAAP net income (loss) (as reported)1	$(1,322.5)	$(1,226.4)	$—
Add: ASB net income2	12.3		12.3
Excluding special items (after-tax):
Wildfire settlement and expense greater (less) than budget3	1,393.6	1,390.0	(2.3)
Goodwill impairment4	66.1	—	66.1
Asset impairment5	26.1	—	—
New turbine and leased engine damages at Hamakua Energy6	4.7	—	—
Non-GAAP (adjusted) net income for 2024 EICP purposes	$180.4	$163.6	$76.1
Note: Columns may not foot due to rounding
1
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income).

2
ASB was sold on December 31, 2024. Accordingly, for 2024, income from continuing operations under GAAP excludes ASB net income. However, the goals under the 2024 EICP were fixed in February 2024, and thus, include ASB net income.

3
Accrued expense above budget for Maui Wildfire costs primarily relating to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

4
Goodwill impairment taken in connection with HEI’s review of strategic alternatives for ASB.

5
Asset impairment taken in connection with HEI’s review of strategic alternatives for Pacific Current.

6
Unbudgeted reimbursement paid to the lessor for damages to a leased turbine and a portion of the unbudgeted expense of a new turbine for Pacific Current’s Hamakua Energy project.

See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

COMPENSATION DISCUSSION AND ANALYSIS
Long-term incentives
Long-term incentives include performance-based opportunities under HEI’s LTIP, which are based on achievement of performance goals over rolling three-year periods, and time-based opportunities that include RSUs and RCAs which vest over a three-year period. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for creating long-term value.
Long-term performance-based incentives
The three-year performance periods for long-term performance-based incentives foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are at risk.
Similar to the annual incentives, in developing long-term incentives, the Compensation & Human Capital Management Committee determines the target incentive opportunity for each named executive officer and performance metrics and goals for the three-year period.
As noted above, following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the long-term incentive plan (LTIP) and forfeited her awards thereunder. Subsequently, the ASB Compensation Committee determined her compensation in respect of her forfeited 2022-24 LTIP award. The discussion below describes Ms. Teranishi’s 2022-24 and 2024-26 LTIP awards under the LTIP as originally approved by the Compensation & Human Capital Management Committee.
2024-26 target long-term incentive opportunity
As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under “Base salary.” Changes to the 2024-26 LTIP target opportunity are shown in the table above under the heading “Changes to compensation elements in 2024.”
For the 2024-26 LTIP, in consideration of its review of the market data for each position and the retention and incentive value of the overall long-term incentive program, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, that each of Messrs. DeGhetto, Murao and Seu and Ms. Kimura would receive the long-term incentive opportunity increases shown in the table above. The increases to the long-term incentive opportunities for Messrs. Seu and Murao and Ms. Kimura were made in connection with promotions and as part of plans to incrementally increase the respective executive officer’s long-term incentive opportunity over time to more closely align with the peer median. Mr. DeGhetto did not receive an LTIP grant prior to 2024.
2024-26 performance metrics and goals
The performance metrics for long-term incentives are chosen for their relationship to the creation of long-term value for shareholders.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation & Human Capital Management Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as the total shareholder return relative to the HEI Compensation Peers and ASB net income relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2024-26 period, the Compensation & Human Capital Management Committee chose the metrics and weightings in the following table to promote safety and system hardening in the wake of the Maui windstorm and wildfires and to encourage long-term growth in shareholder value.

COMPENSATION DISCUSSION AND ANALYSIS
2024-26 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting
Seu, DeGhetto and Murao
Utility Long Term Issuer Credit Rating1 rewards improved access to and cost of capital thereby improving liquidity and long-term shareholder value.	40%
Utility Public Safety: System Hardening to New Standards2 promotes public safety by hardening the Utility’s system and mitigating wildfire risk.	40%
HEI Relative TSR3 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%
Kimura
Utility Long Term Issuer Credit Rating1 rewards improved access to and cost of capital thereby improving liquidity and long-term shareholder value	40%
Utility Public Safety: System Hardening to New Standards2 public safety by hardening the Utility’s system and mitigating wildfire risk.	50%
HEI Relative TSR3 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	10%
Teranishi*
ASB 3-year Average Return on Equity4 promotes profitability based on net income returned as a % of average common equity.	50%
ASB Efficiency Ratio5 promotes expense control.	50%
*
Reflects metrics and weighting established under the 2024-26 LTIP. Following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the LTIP and forfeited her 2024-26 LTIP award.

1
Utility Long Term Issuer Credit Rating measures improvement in credit rating by at least two credit rating agencies.

2
Utility Public Safety: System Hardening to New Standards measures progress towards upgrading prescribed equipment to achieve enhanced safety standards.

3
HEI Relative TSR compares HEI’s TSR to that of the HEI Compensation Peers (see above). For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the average closing share price for the trading days in December at the end of the performance period, plus dividends paid during the period, assuming reinvestment, divided by the average closing share price for the trading days in January at the beginning of the performance period.

4
ASB 3-year Average ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2024, 2025 and 2026), with net income subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity.

5
ASB Efficiency Ratio is equal to the simple average of ASB’s 2024, 2025 and 2026 efficiency ratios subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan.

The Company believes that customers, employees and shareholders should all benefit when the above goals are met and achievement of these goals should make HEI, the Utility and the Bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and the Utility face significant external challenges in the 2024-26 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.
2022-24 Long-Term Incentive Plan
The Board and Compensation & Human Capital Management Committee established the 2022-24 long-term incentive opportunities, performance metrics and goals in February 2022. Those decisions were described in the 2023 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2022-24 period.
2022-24 target long-term incentive opportunity
In February 2022 the Compensation & Human Capital Management Committee established the following 2022-24 target incentive opportunities as a percentage of named executive officer base salary.
Name1	2022-24 Target Opportunity (as % of Base Salary)	2022-24 Target Opportunity (in shares)
Scott W. H. Seu	140%	29,668
Kurt K. Murao	60%	6,229
Shelee M. T. Kimura	90%	9,809
Ann C. Teranishi2	65%	9,524
1
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not receive an award under the 2022-24 LTIP.

2
Following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the LTIP and forfeited her 2022-24 LTIP award.

2022-24 performance metrics, goals, results & payouts
The Compensation & Human Capital Management Committee established the 2022-24 performance metrics and goals below in February 2022. The Compensation & Human Capital Management Committee selected the metrics for their correlation with sustained

COMPENSATION DISCUSSION AND ANALYSIS
growth and shareholder value and alignment with the multi-year strategic plans of HEI and its Utility and Bank subsidiaries. The table below identifies the 2022-24 LTIP metrics, the objective each metric serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2022-24 and the corresponding payout as a percentage of target.
The results shown in the table below incorporate the Compensation & Human Capital Management Committee’s decision, pursuant to the terms of the plans, to exclude the impact of the unusual events that affected HEI and ASB during the 2022-24 period. These adjustments are described below under “Non-GAAP Net Income Metrics — 2022-24 LTIP.”
2022-24 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Result	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu and Murao
HEI 3-year Average Annual EPS Growth1 promotes shareholder value by focusing on EPS growth over a three-year period.	30%	4.0%	6.0%	8.0%	-10.0%	0%
HEI 3-year Average ROACE2 promotes profitability based on net income returned as a % of average common equity.	30%	9.0%	9.5%	10.0%	8.6%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%	28%	32%	36%	27%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
Kimura
Utility 3-year Average Annual Net Income Growth5 promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%	4.0%	6.0%	8.0%	0.7%	0%
Utility 3-year Average ROACE6 promotes profitability based on net income as a % of average common equity.	30%	8.3%	8.5%	8.7%	7.9%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%	28%	32%	36%	27%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
Teranishi*
ASB 3-year Average Return on Equity7 promotes profitability based on net income returned as a % of average common equity.	40%	9.0%	10.1%	11.2%	12.6%	160%
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer)8 measures the deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.	20%	47%	53%	59%	61%
ASB Strategic Plan Initiatives: Net Promoter Score9 measures how likely customers are to promote ASB’s brand, product or company to their peers.	20%	55%	67%	75%	75%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
*
Reflects metrics and targets established under the 2022-24 LTIP. Following HEI’s sale of its controlling interest in ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the LTIP and forfeited her 2022-24 LTIP award.

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2022, 2023 and 2024, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by three. Non-GAAP Adjusted Net Income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2022 through 2024 described below under “Non-GAAP Net Income Metrics — 2022-24 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
HEI 3-year Average ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2022, 2023 and 2024), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. Non-GAAP Adjusted Net Income used in the calculation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2022 through 2024 described below under “Non-GAAP Net Income Metrics — 2022-24 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

3
Utility CO2e Reduction measures the reduction of CO2 equivalent emissions from power generation compared against 2005 levels.

COMPENSATION DISCUSSION AND ANALYSIS
4
HEI Relative TSR compares HEI’s TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends paid during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2022, 2023 and 2024, respectively) net income percentage growth over the net income of the prior year and dividing that sum by three.

6
Utility 3-year Average ROACE is calculated by taking the sum of Hawaiian Electric’s consolidated ROACE for each year during the period and dividing that sum by three. Consolidated ROACE is calculated by taking each year’s GAAP consolidated net income (as adjusted for any permitted adjustments) divided by average common equity, which is calculated by taking the sum of beginning of year common equity plus end of year common equity and dividing the sum by two.

7
ASB 3-year Average ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2022, 2023 and 2024), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity. Non-GAAP Adjusted Net Income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2022 through 2024 described below under “Non-GAAP Net Income Metrics — 2022-24 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

8
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer) is calculated on an annual basis reflecting the percentage of the total deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.

9
ASB Strategic Plan Initiatives: Net Promoter Score measures how likely customers are to promote ASB’s brand, product or company to their peers. The survey identifies customers with whom ASB recently conducted a transaction through one of three channels: branch, online and calls to the call center. Surveys are conducted via email and responses are compiled by a market survey company.

Based on achieving below threshold performance as described above, in early 2025 the HEI Compensation & Human Capital Management Committee approved and the HEI Board ratified no payout under the 2022-24 long-term incentive plan for all NEOs other than Ms. Teranishi, who was deemed to have terminated her employment under the LTIP in December 2024, and forfeited her 2022-24 LTIP award. Subsequently, the ASB Compensation Committee determined her compensation in respect of her forfeited 2022-24 LTIP award. Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not participate in the 2022-24 LTIP.
Non-GAAP Net Income Metrics — 2022-24 LTIP
HEI consolidated net income and ASB net income performance for purposes of the 2022-24 LTIP were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the LTIP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes in applicable accounting rules or practices.
HEI. In determining HEI consolidated net income for 2022, 2023 and 2024 for purposes of calculating HEI average annual EPS growth and HEI consolidated net income for 2022, 2023 and 2024 for purposes of calculating HEI consolidated ROACE under the 2022-24 LTIP, the Compensation & Human Capital Management Committee determined that certain items recorded during the performance period should be excluded from the calculation because such adjustments equitably compensate for extraordinary events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established, and that excluding those items was consistent with the original intent and objectives of the award. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). For 2024, exclusions include wildfire settlement and expense, allowance for credit losses and goodwill and asset impairments.
See pages 35-37 of HEI’s 2024 Proxy statement and pages 43-45 of HEI’s 2023 Proxy Statement for a more detailed discussion of the respective 2023 and 2022 adjustments. See the ASB and Hawaiian Electric sections below for additional discussion and for all other items impacting HEI consolidated net income. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

COMPENSATION DISCUSSION AND ANALYSIS
Years ended December 31	2024	2023	2022	2021
($ in millions, except per share amounts)
HEI CONSOLIDATED NET INCOME (LOSS)
GAAP (as reported)1	$(1,322.5)	$199.2	$241.1	$246.2
ASB net income2	12.3
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense3	1,421.6	—	—	—
Reversal of allowance for credit losses related to the pandemic4	—	—	(9.6)	—
Goodwill impairment5	66.1	—	—	—
Asset impairment6	26.1	—	—	—
New turbine and leased engine damages at Hamakua Energy7	4.7	—	—	—
Pension defeasement	—	0.2	0.1	—
Gain on sale of an investment by Pacific Current8	—	—	(6.2)	—
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$208.3	$199.4	$225.3	$246.2
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP1	$(10.42)	$1.82	$2.20	$2.25
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	1.64	1.82	2.06	2.25
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP1, 2	NM	8.8	10.5
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	7.8	8.8	9.7
Note: Columns may not foot due to rounding
NM Not meaningful.
1
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income) and for 2023 and 2022 represents net income for common stock (i.e., includes ASB net income).

2
ASB was sold on December 31, 2024. Accordingly, for 2024, income from continuing operations excludes ASB net income. However, the goals under the 2022-2024 LTIP goals were fixed in February 2022, and thus, include ASB net income.

3
Accrued expenses for Maui Wildfire costs primarily relating to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

4
Extraordinary negative provision at ASB for credit losses in 2022 arose primarily from favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

5
Goodwill impairment taken in connection with HEI’s review of strategic alternatives for ASB.

6
Asset impairment taken in connection with HEI’s review of strategic alternatives for Pacific Current.

7
Unbudgeted reimbursement paid to the lessor for damages to a leased CT and a portion of the unbudgeted expense of a new turbine for Pacific Current’s Hamakua project.

8
Gain on the sale of an equity method investment by Pacific Current.

Hawaiian Electric. In determining Hawaiian Electric’s 2024 net income for purposes of calculating Utility three-year average net income growth and Utility three-year average ROACE (in each case noted above), the Compensation & Human Capital Management Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation & Human Capital Management Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2022-24 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations. Specifically, for 2024, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the item of expense set forth in the table below (and explained further in the accompanying footnotes) relating to wildfire-related expenses and the wildfire litigation settlement.
Years ended December 31	2024	2023	2022	2021
($ in millions, except per share amounts)
HAWAIIAN ELECTRIC NET INCOME
GAAP (as reported)	$(1,226.4)	$194.0	$188.9	$177.6
Excluding special items (after-tax) for LTIP purposes:
Wildfire settlement and expense1	1,407.1	—	—	—
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$180.7	$194.0	$188.9	$177.6
HAWAIIAN ELECTRIC Return on Average Common Equity (%)
Based on GAAP	NM	8.2	8.2
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	7.3	8.2	8.2
1
See footnote 3 in the table above regarding accrued expenses relating to Maui wildfire.

COMPENSATION DISCUSSION AND ANALYSIS
ASB. In determining ASB’s 2023 and 2024 net income and common equity for purposes of calculating ASB’s ROE under the 2022-24 LTIP (as well as ASB’s 2022, 2023 and 2024 net income for purposes of calculating HEI average annual EPS growth and 2023 and 2024 net income for purposes of calculating HEI consolidated ROACE (in each case noted above)), the Compensation & Human Capital Management Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation & Human Capital Management Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2022-24 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations. Specifically, for 2024, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes), including goodwill impairment.
See pages 43-45 of HEI’s 2024 Proxy Statement and pages 41-43 of HEI’s 2023 Proxy Statement for a more detailed discussion of the respective 2023 and 2022 adjustments. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Years ended December 31	2024	2023	2022
($ in millions)
ASB NET INCOME
GAAP (as reported)1	$—	$53.4	$80.0
ASB net income2	12.3
Excluding special items (after-tax) for LTIP purposes:
Goodwill impairment3	66.1	—	—
Wildfire expense4	1.0	—	—
Reversal of allowance for credit losses related to the pandemic5	—	—	(9.6)
Branch lease termination costs (gain on sale of branches)	—	—	(0.1)
Pension defeasement	—	0.2	0.1
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$79.4	$53.5	$70.4
ASB Return on Average Common Equity (%)
Based on GAAP	2.3	11.0
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	14.7	11.0
Note: Columns may not foot due to rounding
1
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income) and for 2023 and 2022 represents net income.

2
ASB was sold on December 31, 2024. Accordingly, for 2024, income from continuing operations under GAAP excludes ASB net income. However, the goals under the 2022-2024 LTIP were fixed in February 2022, and thus, include ASB net income.

3
See footnote 5 in the consolidated net income table above regarding goodwill impairment.

4
Expenses relating to Maui wildfire.

5 See footnote 4 in the consolidated net income table above regarding Reversal of allowance for credit losses.
2023-25 Long-Term Incentive Plan. HEI’s 2023-25 long-term incentive plan was described on pages 32-33 of the 2024 Proxy Statement.
Long-term time-based incentive compensation
HEI named executive officers are eligible to receive annual grants of long-term time-based incentive compensation in the form of RSUs and RCAs that are earned over a period of three years. Customarily, the HEI’s named executive officers have received long-term time-based compensation in the form of RSUs. However, to manage the heightened dilutive impact from equity awards due to the decline in stock price and limit the depletion of the reserved and available shares under the shareholder-approved EIP, in 2024, HEI’s named executive officers were granted RCAs in lieu of RSUs. RSUs vest and convert to shares of HEI Common Stock in three equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year). RCAs are earned over three years and are paid twice annually in equal installments beginning six months from the date of grant. RSUs and RCAs offer executives the opportunity to receive shares of HEI Common Stock or cash payments, respectively, over a period of three years, generally subject to continued employment with the Company.
The value of the annual long-term time-based grant is based on a percentage of the executive’s base salary. These awards are designed to focus executives on creating long-term value for the Company’s stakeholders. Since the time-based incentives are earned over three years, they also are designed to promote retention. The payment schedule for the 2024 RCA grant is set forth in the table below. The RCA payout amounts are included in the 2024 Summary Compensation Table below in the “Bonus” column.
	2024 RCA Grants	EARNED in
Name		2024	2025	2026	2027
Scott W. H. Seu	$1,593,200	$265,533	$531,066	$531,066	$265,535
Scott T. DeGhetto	279,000	46,500	93,000	93,000	46,500
Kurt K. Murao	449,820	74,970	149,940	149,940	74,970
Shelee M. T. Kimura	682,500	113,750	227,500	227,500	113,750
Ann C. Teranishi	280,000	46,667	93,334	93,334	46,665

COMPENSATION DISCUSSION AND ANALYSIS
Retention bonus agreement
In 2024, to incentivize Ms. Teranishi to remain with ASB through the completion of a sale transaction, Ms. Teranishi entered into a Retention Bonus Agreement with ASB effective as of February 23, 2024 (ASB Retention Agreement), that provides for retention bonus payments totaling 1.5 times Ms. Teranishi’s base salary as of January 1, 2024, paid in five equal installments every six months beginning on March 15, 2024, subject to Ms. Teranishi continuing employment in good standing through each respective payment date. A more detailed description of the Retention Bonus Agreement is provided on page 193 of the Company’s 2023 annual report on Form 10-K, and the full text of the Retention Bonus Agreement is attached to such Form 10-K as Exhibit 10.22.
Benefits
Retirement and savings plans
HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.
HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred (or Roth) basis through HEI’s Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan, which does not provide non-elective employer contributions for any participants and does not provide matching contributions for participants who joined the Company before May 1, 2011. Messrs. Seu and Murao and Ms. Kimura joined the Company prior to May 1, 2011 and are not eligible for, and do not receive, matching contributions under HEI’s Retirement Savings plan.
In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a revised benefit structure for employees hired on or after May 1, 2011. Employees covered by the revised benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. The HEI Retirement Plan and HEI Retirement Savings Plan were further amended effective in January 2022 to restructure retirement benefits for employees hired on or after January 1, 2022. The amendments, among other things, eliminate benefits under the HEI Retirement Plan and add automatic enrollment in the HEI Retirement Savings Plan 401(k), along with non-elective Company contributions made on behalf of eligible employees. Only Mr. DeGhetto was hired on or after January 1, 2022 and is covered by the 2022 amendments.
Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan. In 2024, all of the named executive officers except for Mr. DeGhetto and Ms. Teranishi participated in the HEI Excess Pay Plan. Retirement benefits are discussed in further detail below in the 2024 Pension Benefits table and related notes.
ASB’s employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. ASB matches the employee’s contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2024, eligible compensation was capped at $345,000. ASB also provides discretionary, nonelective profit-sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Ms. Teranishi received matching contributions under the plan in 2024, limited to the amount permitted based on eligible compensation.
Retirement benefits are discussed in further detail in the “2024 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Deferred compensation plans
HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.
HEI and Hawaiian Electric named executive officers and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants’ cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI’s Retirement Savings Plan. In 2024, there were no matching or other employer contributions under this plan for employees of HEI, Hawaiian Electric or ASB. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan. No named executive officer deferred compensation under either of these plans in 2024.

COMPENSATION DISCUSSION AND ANALYSIS
The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, for plan years beginning January 1, 2010, the plan provides for employer matching contributions and profit-sharing contributions. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Teranishi did not elect to defer compensation under such plan in 2024.
Deferred compensation benefits are discussed in further detail in the “2024 Nonqualified Deferred Compensation” table and related notes in the “Executive Compensation Tables” section below.
Executive Death Benefit Plan (frozen since 2009)
In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive’s beneficiaries following the executive’s death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).
Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and, historically, life insurance proceeds have been excluded from income for federal tax purposes. Mr. Seu is covered under the Executive Death Benefit Plan. Messrs. DeGhetto and Murao and Ms. Kimura are not covered under the plan because they joined the Company or were not executive officers until after the plan was frozen. Ms. Teranishi also is not covered because ASB is not a participating employer in the plan. Death benefits are discussed in further detail in the “2024 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Double-trigger change-in-control agreements
The Compensation & Human Capital Management Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2024, each of the named executive officers was party to a change-in-control agreement.
All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation & Human Capital Management Committee takes into account the executive’s expected role in a potential change-in-control transaction, value to the organization and internal equity. The agreements approved by the Compensation & Human Capital Management Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Mr. Seu and two times base salary plus annual incentive for Messrs. DeGhetto and Murao and Mss. Kimura and Teranishi. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.
The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days’ notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. For executives of ASB and Hawaiian Electric, the definition of “change-in-control” includes a change in the ownership of ASB or Hawaiian Electric, as applicable. Change-in-control benefits are discussed in further detail in the “Potential Payments Upon Termination or Change in Control” section and related notes in the “Executive Compensation Tables” section below.
Minimal perquisites
HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawai‘i, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2024, each named executive officer except Mr. Murao had a Company-paid club membership, which is commonly provided to business executives in Hawai‘i and used for the primary purpose of business entertainment. Messrs. DeGhetto and Murao received four weeks of vacation in 2024, in each case which was more than other employees with similar length of service typically receive.
No new tax gross ups
HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under “Benefits — Executive Death Benefit Plan” above, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation & Human Capital Management Committee Report
The Compensation & Human Capital Management Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI’s 2024 Form 10-K.
Compensation & Human Capital Management Committee
Peggy Y. Fowler, Chair
Thomas B. Fargo
Elisia K. Flores
Micah A. Kāne
Compensation & Human Capital Management Committee Interlocks and Insider Participation
The Compensation & Human Capital Management Committee consists of the four independent directors listed above under “Compensation & Human Capital Management Committee Report.” No member of the Compensation & Human Capital Management Committee during 2024 was an employee or former employee of HEI. During 2024, no member of the Compensation & Human Capital Management Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2024, none of HEI’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on the Compensation & Human Capital Management Committee or Board of Directors.

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The table below shows total compensation for years ended December 31, 2022 through 2024 for Messrs. Seu and Murao and Mss. Kimura and Teranishi, and for 2023 and 2024 for Mr. DeGhetto (who was not a named executive officer in 2022).
2024 SUMMARY COMPENSATION TABLE
Name and 2024 Principal Positions	Year	Salary ($)1	Bonus ($)2	Stock Awards ($)3	Nonequity Incentive Plan Compensation ($)4	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)5	All Other Compensation ($)6	Total Without Change in Pension Value ($)7	Total ($)
Scott W. H. Seu HEI President & CEO	2024	995,750	265,533	1,695,190	1,698,938	1,880,600	—	4,655,411	6,536,011
	2023	958,333	—	2,253,154	—	2,174,763	—	3,211,487	5,386,250
	2022	875,000	—	1,830,874	869,129	236,512	—	3,575,003	3,811,515
Scott T. DeGhetto* HEI Executive Vice President, CFO & Treasurer	2024	620,000	346,500	296,863	1,058,304	—	32,617	2,354,284	2,354,284
	2023	150,000	300,000	—	—	—	266,087	716,087	716,087
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2024	499,800	74,970	478,622	511,654	191,815	—	1,565,046	1,756,861
	2023	475,167	—	517,149	—	331,333	13,866	1,006,182	1,337,515
	2022	428,667	—	467,085	255,475	—	15,281	1,166,508	1,166,508
Shelee M. T. Kimura Hawaiian Electric President & CEO	2024	650,000	113,750	704,346	606,680	521,723	—	2,074,776	2,596,499
	2023	575,000	—	895,602	—	606,930	—	1,470,602	2,077,532
	2022	450,000	—	814,267	249,909	—	—	1,514,176	1,514,176
Ann C. Teranishi ASB President & CEO	2024	800,000	482,267	—	1,200,000**	—	33,338	2,515,605	2,515,605
	2023	726,000	—	756,211	—	—	32,063	1,514,274	1,514,274
	2022	605,000	—	600,723	764,357	—	56,774	2,026,854	2,026,854
*
Mr. DeGhetto was appointed Executive Vice President, Chief Financial Officer and Treasurer effective October 1, 2023.

**
On December 31, 2024, Ms. Teranishi was deemed to have terminated her employment under the EIP and forfeited her EICP, LTIP and RSU awards thereunder. Reflects the amount paid by ASB in respect of her forfeited EICP award.

1
Salary. This column represents cash base salary received for the year.

2
Bonus. This column represents: (i) RCA payments received in 2024, (ii) Mr. DeGhetto’s signing bonus ($300,000 in both 2024 and 2023) due to his appointment as Executive Vice President, Chief Financial Officer and Treasurer, and (iii) Ms. Teranishi’s retention bonus agreement payments of  $435,600 in 2024.

3
Stock Awards. These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2022 and 2023, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2022-24 and 2023-25 LTIPs, respectively, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a three-year period. For 2024, these amounts are composed of the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2024-26 LTIP if pre-established performance goals are achieved. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2027 under the 2024-26 LTIP would be: Mr. Seu $3,186,394; Mr. DeGhetto $558,000; Mr. Murao $899,636 and Ms. Kimura $1,365,000. Ms. Teranishi did not receive a stock award under the 2024-26 LTIP.

For a discussion of the assumptions underlying the amounts set out for the RSUs and 2024-26 LTIP, see Note 12 to the Consolidated Financial Statements in HEI’s 2024 Form 10-K.

4
Nonequity Incentive Plan Compensation. These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown. In light of economic conditions and other considerations, on March 27, 2025, Mr. Seu and Ms. Kimura repaid to HEI and Hawaiian Electric, respectively, the amount of their 2024 EICP award (net of taxes). The compensation committee and board of directors of HEI and Hawaiian Electric, as applicable, may decide in the future to pay Mr. Seu and/or Ms. Kimura amounts in respect of their 2024 EICP award.

5
Change in Pension Value and Nonqualified Deferred Compensation Earnings. These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2022, 2023 and 2024. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. For 2024, the increase in value was due in part to increased average base salary during the trailing three-year period (payments under the excess pay plan and pension are calculated as a percentage of the average monthly base salary for the highest thirty-six consecutive months out of the last ten years) resulting from promotions and related base salary increases; partly offset by an increase in discount rates, which results

Executive Compensation Tables
in a decrease in the present value of the accrued benefit. For 2023, the increase in value was due in part to increased average base salary during the trailing three-year period (payments under the excess pay plan and pension are calculated as a percentage of the average monthly base salary for the highest thirty-six consecutive months out of the last ten years) resulting from promotions and related base salary increases and in part to a decrease in discount rates, which results in an increase in the present value of the accrued benefit. For 2022, the decrease in value was primarily due to an increase in discount rates, which results in a decrease in the present value of the accrued benefit. For 2022 for Mr. Seu, the decrease was offset by the increase in Excess Pay Plan value as a result of his promotion to HEI President & CEO effective January 1, 2022. In accordance with SEC rules, the negative change in value in 2022 for Mr. Murao and Ms. Kimura is shown as no change in the table above. For a further discussion of the applicable plans, see the 2024 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.
6
All Other Compensation. The following table summarizes the components of  “All Other Compensation” with respect to 2024:

Name	Contributions to Defined Contribution Plans ($)a	Other ($)b	Total All Other Compensation ($)
Scott W. H. Seu	—	—	—
Scott T. DeGhetto	12,692	19,925	32,617
Kurt K. Murao	—	—	—
Shelee M. T. Kimura	—	—	—
Ann C. Teranishi	17,250	16,088	33,338
a
Mr. DeGhetto received non-elective contributions to his account in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($345,000 in 2024). Ms. Teranishi received matching contributions to her account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($345,000 in 2024).

b
Mr. DeGhetto and Ms. Teranishi received club membership dues. Mr. DeGhetto received one more week of vacation than employees with similar length of service would usually receive.

7
Total Without Change in Pension Value. Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Compensation & Human Capital Management Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows (i) cash performance award opportunities under the 2024 EICP and, for Ms. Teranishi, under the 2024-26 LTIP, and (ii) equity-based performance award opportunities granted under the LTIP for performance over the 2024-26 period and payable in 2027.
2024 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Nonequity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			Grant Date Fair Value of Stock Awards ($)3
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott W. H. Seu	2/9/24 EICP	497,875	995,750	1,991,500	—	—	—	—
	2/9/24 LTIP	—	—	—	60,856	121,711	243,422	1,695,190
Scott T. DeGhetto	2/9/24 EICP	465,000	620,000	1,240,000	—	—	—	—
	2/9/24 LTIP	—	—	—	10,657	21,314	42,628	296,863
Kurt K. Murao	2/9/24 EICP	149,940	299,880	599,760	—	—	—	—
	2/9/24 LTIP	—	—	—	17,182	34,364	68,727	478,622
Shelee M. T. Kimura	2/9/24 EICP	243,750	487,500	975,000	—	—	—	—
	2/9/24 LTIP	—	—	—	26,070	52,139	104,278	704,346
Ann C. Teranishi*	2/9/24 EICP	300,000	600,000	1,200,000	—	—	—	—
	2/9/24 LTIP	260,000	520,000	1,040,000	—	—	—	—
*
Ms. Teranishi forfeited all EICP and LTIP awards as of December 31, 2024.

EICP: Executive Incentive Compensation Plan (annual incentive)
LTIP: Long-Term Incentive Plan (2024-26 period)
1
Estimated Future Payouts Under Nonequity Incentive Plan Awards. Shows two types of awards: (i) EICP awards in the first row and (ii) cash LTIP awards in the second row. The first row shows possible cash payouts under the 2024 EICP based on meeting performance goals set in February 2024 at threshold, target and maximum levels. Actual payouts for the 2024 EICP are reported in the 2024 Summary Compensation Table above. The second row shows possible cash payouts for Ms. Teranishi under the 2024-26 LTIP based on meeting performance goals set in February 2024 at threshold, target and maximum levels.

2
Estimated Future Payouts Under Equity Incentive Plan Awards. Represents the number of shares of stock that may be issued under the 2024-26 LTIP based upon the achievement of performance goals set in February 2024 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
Grant Date Fair Value of Stock Awards. Grant date fair value for shares under the 2024-26 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 12 (Share-based compensation) to the Consolidated Financial Statements in HEI’s 2024 Form 10-K.

Executive Compensation Tables
Outstanding Equity Awards at 2024 Fiscal Year-End
		Stock Awards*
		Shares or Units of Stock That Have Not Vested1		Equity Incentive Plan Awards
				Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)3	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)2
Name	Grant Year	Number (#)	Market Value ($)2
Scott W. H. Seu	2022	4,238	41,236	—	—
	2023	10,093	98,205	35,703	347,390
	2024	—	—	121,711	1,184,248
	Total	14,331	139,441	157,414	1,531,638
Scott T. DeGhetto	2024	—	—	21,314	207,385
	Total	—	—	21,314	207,385
Kurt K. Murao	2022	1,557	15,150	—	—
	2023	3,361	32,703	6,722	65,405
	2024	—	—	34,364	334,362
	Total	4,918	47,853	41,086	399,767
Shelee M. T. Kimura	2022	3,088	30,046	—	—
	2023	5,423	52,766	12,202	118,725
	2024	—	—	52,139	507,312
	Total	8,511	82,812	64,341	626,037
*
Ms. Teranishi forfeited all outstanding RSUs under the EIP as of December 31, 2024.

1
Shares or Units of Stock That Have Not Vested. The remaining installment of the 2022 RSUs vested on February 11, 2025. Of the remaining installments of the 2023 RSUs, one installment vested on February 10, 2025 and the remainder will vest on February 10, 2026.

2
Market Value. Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of  $9.73 as of December 31, 2024.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the number of shares of HEI Common Stock that would be issued under the 2023-25 and 2024-26 LTIPs if performance goals are met for HEI and the Utility at the target level at the end of the respective three-year performance periods.

Executive Compensation Tables
2024 Option Exercises and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott W. H. Seu	15,1231	198,111
Scott T. DeGhetto	—	—
Kurt K. Murao	6,3951	83,775
Shelee M. T. Kimura	7,8941	103,411
Ann C. Teranishi*	6,7251	85,254
1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2024 vesting of installments of RSUs granted on February 11, 2020, February 9, 2021, May 18, 2021, February 11, 2022 and February 10, 2023. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H Seu	13,903	1,220	15,123
Scott T. DeGhetto	—	—	—
Kurt K. Murao	5,836	559	6,395
Shelee M. T. Kimura	7,306	588	7,894
Ann C. Teranishi	6,174	551	6,725
*
Following the sale of ASB in December 2024, Ms. Teranishi was deemed to have terminated her employment under the terms of the LTIP and forfeited her awards thereunder. Subsequently, her incentive compensation was determined by the ASB Compensation Committee and Ms. Teranishi received a cash payment of  $160,886 in respect of her forfeited 2022-24 LTIP award.

Executive Compensation Tables
Pension Benefits
The table below shows the present value as of December 31, 2024 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Mr. Seu, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI’s financial statements (see Note 11 to the Consolidated Financial Statements in HEI’s 2024 Form 10-K).
2024 PENSION BENEFITS
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)4	Payments During the Last Fiscal Year ($)
Scott W. H. Seu	HEI Retirement Plan1	31.3	2,926,124	—
	HEI Excess Pay Plan2	31.3	5,521,164	—
	HEI Executive Death Benefit3	—	66,567	—
Scott T. DeGhetto	HEI Retirement Plan1	—	—	—
	HEI Excess Pay Plan2	—	—	—
Kurt K. Murao	HEI Retirement Plan1	13.8	1,071,122	—
	HEI Excess Pay Plan2	13.8	463,013	—
Shelee M. T. Kimura	HEI Retirement Plan1	20.3	1,328,535	—
	HEI Excess Pay Plan2	20.3	942,275	—
Ann C. Teranishi5	—	—	—	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Messrs. Seu and Murao and Ms. Kimura, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

Messrs. Seu and Murao and Ms. Kimura are vested in retirement benefits under the HEI Retirement Plan. Mr. DeGhetto is not eligible to participate in the HEI Retirement Plan.
2
As of December 31, 2024, Messrs. Seu and Murao and Ms. Kimura were participants in the HEI Excess Pay Plan and vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($345,000 in 2024 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of  $275,000 in 2024 as indexed for inflation, or the participant’s highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

3
Mr. Seu is covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive’s base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive’s base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed-up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. DeGhetto and Murao and Mss. Kimura and Teranishi were not employed by the companies or were not executive officers at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

4
The present value of accumulated benefits for the named executive officers included in the 2024 Pension Benefits table was determined based on the following:

Methodology: The present values are calculated as of December 31, 2024 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).
Assumptions:
a.
Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 5.77% for HEI retirement benefits and 5.72% for executive death benefits as of December 31, 2024.

b.
Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2021 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

Executive Compensation Tables
c.
Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of  (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2024.

d.
Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

e.
Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

5
Ms. Teranishi was not eligible to participate in any of the plans in the above 2024 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Ms. Teranishi joined ASB.

Executive Compensation Tables
2024 Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)1	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)2
Scott W. H. Seu	—	—	—	—	—
Scott T. DeGhetto	—	—	—	—	—
Kurt K. Murao	—	—	—	—	—
Shelee M. T. Kimura	—	—	—	—	—
Ann C. Teranishi	—	—	48	—	1,027
1
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan and ASB Deferred Compensation Plan.

The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions for plan years beginning January 1, 2010. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2024 Summary Compensation Table above. Under the plan, a participant may receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.
Ms. Teranishi has not deferred any amounts under the ASB Deferred Compensation Plan.
2
Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The table below shows the potential payments to each named executive officer (other than Ms. Teranishi) in the event of retirement, death or disability, voluntary termination, termination for cause, termination without cause and termination after change in control, assuming termination occurred on December 31, 2024. The amounts listed below are estimates; actual amounts to be paid would depend on the actual circumstances existing at that time. No amount is shown for Ms. Teranishi because she terminated employment with HEI and its affiliates on December 31, 2024 (the Company closed on the sale of ASB at 12:01 A.M. Hawai‘i time on December 31, 2024), and no amounts were payable by the Company in respect of that termination though, as noted elsewhere in this Proxy Statement, after the closing in 2025, ASB made certain payments to Ms. Teranishi in respect of forfeited incentive programs maintained before the closing under the EIP.
2024 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE
Name/ Benefit Plan or Program	Retirement on 12/31/24 ($)1	Termination due to death or disability on 12/31/24 ($)2	Voluntary termination, termination for and without cause on 12/31/24 ($)3	Termination after change in control on 12/31/24 ($)4
Scott W. H. Seu
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	637,432	637,432	—	—
Restricted Stock Units7	88,125	88,125	—	—
Restricted Cash Awards8	221,720	221,720	—	—
Change-in-Control Agreement4	—	—	—	3,894,680
TOTAL	947,277	947,277	—	3,894,680
Scott T. DeGhetto
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	69,122	—	—
Restricted Stock Units7	—	—	—	—
Restricted Cash Awards8	—	38,828	—	—
Change-in-Control Agreement4	—	—	—	1,799,999
TOTAL	—	107,950	—	1,799,999
Kurt K. Murao
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	157,148	157,148	—	—
Restricted Stock Units7	30,756	30,756	—	—
Restricted Cash Awards8	62,600	62,600	—	—
Change-in-Control Agreement4	—	—	—	2,575,493
TOTAL	250,504	250,504	—	2,575,493
Shelee M. T. Kimura
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	252,037	252,037	—	—
Restricted Stock Units7	55,189	55,189	—	—
Restricted Cash Awards8	94,981	94,981	—	—
Change-in-Control Agreement4	—	—	—	2,104,141
TOTAL	402,207	402,207	—	2,104,141
Note: All stock-based award amounts were valued using the 2024 year-end closing price of HEI Common Stock on the NYSE of  $9.73 per share on December 31, 2024. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.
1
Retirement payments & benefits. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2024 Pension Benefits and 2024 Nonqualified Deferred Compensation tables above. Mr. DeGhetto has not met the requirements for retirement eligibility under the Equity and Incentive Plan, as amended and restated effective February 9, 2024 (EIP), which includes the Long-Term Incentive Plan, Restricted Stock Units and Restricted Cash Awards. Accordingly, no amounts are shown in this column for Mr. DeGhetto.

2
Termination due to death or disability payments & benefits. All named executive officers were eligible for death or disability payments & benefits as of December 31, 2024.

3
Voluntary termination payments & benefits. If the executive voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and RCAs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.

Executive Compensation Tables
Termination for cause payments & benefits. If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. “Cause” generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the EIP, has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs and RCAs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.
Termination without cause payments & benefits. If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs and RCAs. As discussed in footnote 4 below, different benefits would be payable to the named executive officers if his or her termination without cause were to follow a change in control under the terms of their change-in-control agreements.
4
Termination after change-in-control payments & benefits. All named executive officers had change-in-control agreements as of December 31, 2024.

“Change in control” generally means a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Ms. Teranishi’s change-in-control agreement defines “change in control” to also mean a sale of  (or equivalent transaction involving) ASB. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executive’s employment following a change in control. Mr. Seu has a lump sum severance multiplier of three times and Messrs. DeGhetto and Murao and Mss. Kimura and Teranishi have a lump sum severance multiplier of two times, in each case applied to the sum of the executive’s base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).
In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based long-term incentive plan compensation (including RCAs and any cash-based LTIP awards), pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.
5
Executive Incentive Compensation Plan (EICP). Excludes amounts payable under the 2024 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2024. Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for named executive officers in the event of a change in control are further described in footnote 4 above.

6
Long-Term Incentive Plan (LTIP). Excludes amounts payable under the 2022-24 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2024. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2024; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments for named executive officers in the event of a change in control are further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Restricted Stock Units (RSUs). Termination for or without cause results in the forfeiture of unvested RSUs. Termination due to death, disability or retirement results in pro-rata vesting of RSUs. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for named executive officers following a change in control is further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

8
Restricted Cash Awards (RCAs). Termination for or without cause results in the forfeiture of unvested RCAs. Termination due to death, disability or retirement results in pro-rata vesting of RCAs. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RCAs or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RCAs in the event of a qualifying termination of employment for named executive officers following a change in control is further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

Executive Compensation Tables
CEO Pay Ratio
As required by SEC rules, we are disclosing the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation.
In accordance with Item 402(u) of Regulation S-K, we are using the same median employee we used to calculate our 2023 CEO pay ratio because there have been no changes in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. We identified our median employee by evaluating 2022 Form W-2s for all individuals, excluding our CEO, who were employed by us on October 1, 2023. We included all employees, whether employed on a full-time, part-time or seasonal basis and assumed no compensation earned in 2022 for employees hired in 2023. We believe that the use of Form W-2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.
Once we determined the median employee based on Form W-2 compensation, we calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2024 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.
For 2024, the annual total compensation of Mr. Seu, our President and CEO, was $6,536,011 and the annual total compensation of our median employee was $112,593. Based on this information, the 2024 ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 58:1.

Executive Compensation Tables
Pay Versus Performance
The following section was prepared in accordance with the SEC’s pay versus performance disclosure rules (Item 402(v) of Regulation S-K) (PvP Rules). The PvP Rules include a specific definition of pay, referred to as Compensation Actually Paid (CAP), which is compared to certain performance measures as required by the PvP Rules. The Company does not use CAP as a basis for making compensation decisions. For a discussion of the Company’s executive compensation policies and programs and an explanation of how executive compensation decisions are made, please refer to the Compensation Discussion and Analysis.
Pay versus performance table
Year	Summary Compensation Table Total for PEO1	Compensation Actually Paid2 to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers3	Average Compensation Actually Paid2 to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based On:		Net Income ( Loss) (in thousands)	HEI Consolidated Adjusted Net Income5 (in thousands)
					Total Shareholder Return	Peer Group4 Total Shareholder Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$6,536,011	$3,722,841	$2,305,812	$1,901,282	$24	$127	$(1,426,009)	$180,351
2023	5,386,250	(87,730)	1,419,395	242,136	35	107	199,238	199,238
2022	3,811,515	4,046,729	1,353,755	1,241,936	99	117	241,138	230,562
2021	5,933,523	7,901,297	3,002,679	2,673,496	95	116	246,166	229,909
2020	5,108,212	315,826	1,904,441	794,294	78	99	197,824	225,181
1
2024, 2023 and 2022: Mr. Seu; 2021 and 2020: Constance Lau (former HEI CEO).

2
Compensation Actually Paid is calculated as the summary compensation table total for the Principal Executive Officer (PEO) (column (b) above) and average summary compensation table total for the Non-PEO named executive officers (column (d) above), as applicable, with the adjustments to the value of pension and stock adjusted as set out below pursuant to Item 402(v)(2)(iii) of Regulation S-K*.

3
2024: Messrs. DeGhetto and Murao and Mss. Kimura and Teranishi; 2023: Messrs. DeGhetto, Murao and Paul Ito (former HEI CFO) and Mss. Kimura and Teranishi; 2022: Messrs. Ito, Murao and Gregory Hazelton (former HEI CFO) and Mss. Kimura and Teranishi; 2021: Messrs. Seu, Murao, Hazelton and Richard Wacker (former ASB CEO) and Ms. Teranishi; 2020: Messrs. Seu, Murao, Hazelton and Wacker.

4
Edison Electric Institute Index.

5
HEI Consolidated Adjusted Net Income represents HEI consolidated net income, adjusted to exclude certain items. See paragraphs entitled “Non-GAAP Net Income Metrics” in the Compensation Discussion and Analysis and “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

*
2024 adjustments pursuant to Item 402(v)(2)(iii) of Regulation S-K:

	PEO	Average Non-PEO Named Executive Officers
Summary Compensation Table Total	$6,536,011	$2,305,812
Pension adjustments:
SCT reversal1	(1,880,600)	(178,385)
Service cost2	240,131	69,069
Stock adjustments:
SCT reversal3	(1,695,190)	(369,958)
New awards outstanding4	1,147,978	256,175
Change in value of prior year awards5	(234,856)	(38,035)
New awards vested during the year6	—	—
Vested prior year awards7	(390,633)	(56,998)
Forfeitures8	—	(86,398)
Compensation Actually Paid	$3,722,841	$1,901,282

1
See Item 402(v)(2)(iii)(A) of Regulation S-K.

2
See Item 402(v)(2)(iii)(B)(1)(i) of Regulation S-K.

3
See Item 402(v)(2)(iii)(C)(1) of Regulation S-K.

4
See Item 402(v)(2)(iii)(C)(1)(i) of Regulation S-K.

5
See Item 402(v)(2)(iii)(C)(1)(ii) of Regulation S-K.

6
See Item 402(v)(2)(iii)(C)(1)(iii) of Regulation S-K.

Executive Compensation Tables
7
See Item 402(v)(2)(iii)(C)(1)(iv) of Regulation S-K.

8
See Item 402(v)(2)(iii)(C)(1)(v) of Regulation S-K.

See the Pay Versus Performance Sections of the 2023 and 2024 Proxy Statements for prior years’ calculation of CAP under Item 402(v)(2)(iii).
Financial performance measures used to link company performance to executive compensation
The following financial performance measures, in our assessment, represent the most important financial performance measures used by us to link company performance to the compensation paid to our named executive officers for 2024. These financial performance measures are described in the Compensation Discussion and Analysis, in the tables entitled “2024 Annual Incentive Performance Metrics & Why We Use Them” and “2024-26 Long-Term Incentive Performance Metrics & Why We Use Them.”
Financial performance measure	NEO
HEI consolidated adjusted net income	Seu, DeGhetto, Murao
HEI relative TSR	Seu, DeGhetto, Murao, Kimura
Utility adjusted net income	Kimura
Relationship between CAP and financial performance measures in the pay versus performance table.
CAP Versus HEI Consolidated Adjusted Net Income 2020-2024

Executive Compensation Tables
CAP Versus TSR Performance 2020-2024
CAP Versus Net Income (Loss) 2020-2024

Proposal No. 3 Approval of Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock
Proposal No. 3: Approval of Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock
We are asking shareholders to approve Amended and Restated Articles of Incorporation (Amended and Restated Articles) to increase the number of authorized shares of HEI Common Stock, without par value, from 200 million to 400 million (Share Increase Proposal). The Board has approved the Amended and Restated Articles and recommends that shareholders vote to approve the Amended and Restated Articles.
If approved, the Share Increase Proposal would amend the first paragraph of Article Fourth of the Amended and Restated Articles (with no other changes) as follows (additions are underlined and deletions are struck through):
Fourth: The amount of the capital stock of the corporation shall be ~~two hundred million (200,000,000)~~ four hundred million (400,000,000) shares of Common Stock without par value and ten million (10,000,000) shares of Preferred Stock without par value.
A copy of the complete proposed Amended and Restated Articles is attached to this Proxy Statement as Exhibit C.
In August 2023, windstorm and wildfires in the West Maui (Lahaina) and Upcountry Maui areas caused widespread property damage and fatalities. Following the Maui windstorms and wildfires, HEI and Hawaiian Electric have been named in approximately 780 lawsuits, many of which alleged that HEI and Hawaiian Electric were responsible for, and/or negligent in failing to prevent or respond to, the wildfires that led to the property destruction and loss of life. In November 2024, HEI and Hawaiian Electric entered into two definitive settlement agreements (collectively, the Settlement Agreements) to settle the tort-related legal claims in the litigation arising out of the Maui windstorm and wildfires on a global basis without any admission of liability. Under the Settlement Agreements, HEI and Hawaiian Electric are obligated to contribute a total of $1.99 billion in four equal annual installments of $479 million, subject to certain conditions.
In order to finance the first settlement payment, in September 2024, HEI completed the sale of 62.2 million shares of HEI Common Stock, the net proceeds of which amounted to approximately $557.7 million. In addition, in September 2024, HEI filed with the SEC an at-the-market (ATM) offering program under which HEI may offer and sell, from time to time at its sole discretion, HEI Common Stock having an aggregate offering price of up to $250 million. To date, HEI has not sold any HEI Common Stock under this ATM program. HEI is working with its financial advisors on additional financing plans to raise capital necessary to fund the remaining settlement amounts.
As of the Record Date, HEI had approximately 172,494,263 shares of HEI Common Stock outstanding, with approximately 27,505,737 authorized but unissued shares remaining. All of the remaining authorized but unissued shares are currently reserved for issuance under the EIP, 2011 Director Plan, Dividend Reinvestment and Stock Purchase Plan and ATM collectively. If the Share Increase Proposal is approved, the number of authorized but unissued shares of HEI Common Stock would be increased to 227,505,737. At this time, the Board has no specific plans, arrangements or understandings to issue any of the shares of HEI Common Stock that would be authorized by the Share Increase Proposal. However, current alternatives under consideration to finance the settlement payments include the issuance of HEI Common Stock. Accordingly, the Board believes that the proposed share increase is in the best interests of HEI and its shareholders, as it would improve HEI’s flexibility in financing remaining settlement amounts and responding to other future business needs and opportunities, including funding capital expenses at the Utility and use for other general corporate purposes. We are seeking approval of the Share Increase Proposal at this time because the Board believes it is critical to have flexibility to issue shares of HEI Common Stock beyond the limited amount currently remaining. Events or opportunities requiring prompt action may arise in the future, and the delay and expense in seeking approval for additional authorized shares at a special meeting of shareholders could hinder HEI’s ability to timely and appropriately respond.
Future issuances of shares of HEI Common Stock could have a dilutive effect on the holdings of current shareholders. In addition, the availability of additional shares of HEI Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of HEI. However, we do not believe that the Share Increase Proposal would have an anti-takeover effect, and we have not proposed the increase in the authorized number of shares of HEI Common Stock with the intention of using the additional shares for anti-takeover purposes.
If shareholders approve the Share Increase Proposal, HEI intends to file corresponding Amended and Restated Articles with the State of Hawai‘i’s Department of Commerce and Consumer Affairs’ Business Registration Division promptly following the annual meeting, at which time the increase in the number of authorized shares of HEI Common Stock would become effective.
For the foregoing reasons, our Board believes that approving the Share Increase Proposal would be in the best interests of HEI and its shareholders.
The Board recommends that you vote FOR the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

Stock Ownership Information
Stock Ownership Information
Security ownership of certain beneficial owners
The table below shows the number of shares of HEI Common Stock beneficially owned as of February 17, 2025 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI’s wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawai‘i 96813.
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK
Name of Individual or Group	Sole Voting or Investment Power	Shared Voting or Investment Power1	Other Beneficial Ownership2	Restricted Stock Units3	Total	Percent of Class
BlackRock, Inc.4	14,710,173				14,710,173	8.53
T. Rowe Price Investment Management Inc.5	11,820,065				11,820,065	6.85
The Vanguard Group, Inc.6	10,865,667	193,577			11,059,244	6.41
Zimmer Partners, LP7		15,000,000			15,000,000	8.70
Nonemployee directors
Celeste A. Connors	13,681				13,681	*
Thomas B. Fargo		39,715			39,715	*
Elisia K. Flores	12,999				12,999	*
Peggy Y. Fowler		52,129			52,129	*
Micah A. Kāne	20,518				20,518	*
William James Scilacci, Jr.	14,726				14,726	*
Employee director and Named Executive Officer
Scott W. H. Seu	42,888		458	10,768	54,114	*
All other Named Executive Officers
Scott T. DeGhetto	—			—	—	*
Kurt K. Murao	32,214			3,744	35,958	*
Ann. C. Teranishi	25,205	46		—	25,251	*
Shelee M.T. Kimura	21,943	1,358		6,666	29,967	*
All directors and executive officers as a group (11 persons)**	184,174	93,248	458	21,178	299,058	*
*
Less than 1%

1
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

2
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

3
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 17, 2025 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

4
Based solely on information provided in a Schedule 13G report filed on November 8, 2024 by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. has sole voting power over 14,341,112 shares and sole dispositive power over 14,710,173 shares.

5
Based solely on information provided in a Schedule 13G report filed on February 14, 2025 by T. Rowe Investment Management Inc., 101 E. Pratt Street, Baltimore, MD 21201. T. Rowe Investment Management, Inc. has sole voting power over 11,790,824 shares and sole dispositive power over 11,820,065 shares.

6
Based solely on information provided in a Schedule 13G report filed on April 10, 2024 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group, Inc. has sole dispositive power over 10,865,667 shares, shared dispositive power over 193,577 shares, and shared voting power over 88,870 shares.

7
Based solely on information provided in a Schedule 13G report filed on November 12, 2024 by (1) Zimmer Partners, LP (Investment Manager), (2) Zimmer Financial Services Group LLC (ZSFG), (3) Zimmer Partners GP, LLC (GP), and (4) Stuart J. Zimmer (collectively, the Reporting Persons), 9 West 57th Street, 33rd Floor, New York, NY 10019. ZFSG is the sole member of the GP. Stuart J. Zimmer, and a trust for his benefit are the sole members of ZFSG. The GP is the general partner of the Investment Manager. The Investment Manager is the investment manager of ZP Master Utility Fund, Ltd. (the Zimmer Account). The Reporting Persons each have the shared power to vote and dispose of the15,000,000 shares of Common Stock beneficially owned.

Stock Ownership Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires HEI’s executive officers, directors and persons who own more than ten percent of a registered class of HEI’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2024.

Other Relationships and Related Person Transactions
Other Relationships and Related Person Transactions
Related person transaction policy
The Board has adopted a related person transaction policy that is included in HEI’s Corporate Code of Conduct, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI’s Corporate Code of Conduct.
Family relationships between any HEI executive officer, director and nominee for director
There are no family relationships between any HEI executive officer, director or nominee for director.
Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected
There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.
Related person transactions with HEI or its subsidiaries
ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

Audit & Risk Committee Report
Audit & Risk Committee Report
The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Board has determined that the three directors currently serving on the Audit & Risk Committee (Mr. Scilacci, Ms. Connors and Ms. Flores) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Mr. Scilacci and Ms. Flores have also been determined by the Board to be “audit committee financial experts” on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI’s expense.
The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company’s enterprise risk assessment and risk management framework, including discussions regarding significant risks (including recent risks related to the August 2023 Maui wildfire event) and management plans to address these risks. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, the Audit & Risk Committee formed a non-fiduciary cybersecurity working group, which is currently comprised of directors from the HEI and Utility boards, to assist the Audit & Risk Committee in monitoring the condition and effectiveness of the Company’s cybersecurity program and evolving cybersecurity risks.
Management has the primary responsibility for HEI’s consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI’s consolidated financial statements and on the Company’s internal control over financial reporting based on its integrated audits.
Independence and retention of registered public accounting firm and recommendation to include financial statements in Form 10-K
The Audit & Risk Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. The Audit & Risk Committee is also involved in the selection of the independent auditor’s lead audit partner. The Audit & Risk Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Annually, the Audit & Risk Committee reviews the independent auditor’s qualifications, performance and independence in connection with the committee’s determination of whether to retain the independent auditor. In its evaluation, the Audit & Risk Committee considers several factors, including, but not limited to:
•
the independent auditor’s capabilities and technical expertise and knowledge of the Company’s operations and the industries in which it conducts its business;

•
service levels, quality and efficiency of the audit performed by the independent auditor, including the results of an internal survey of the independent auditor’s performance;

•
external information relating to audit quality and performance, such as the most recent Public Company Accounting Oversight Board (PCAOB) report on the independent auditor;

•
the appropriateness of audit fees compared to the value received, as well as evaluating fees on both an absolute basis and as compared to peers;

•
if applicable, an evaluation of the independent auditor’s known legal risks and significant proceedings; and

•
the independent auditor’s independence.

Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm, provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the PCAOB. Based on its review of the disclosure statements and discussions with Deloitte, including the consideration of whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining independence, the Audit & Risk Committee satisfied itself as to the independence of the external auditor. In addition, based on the committee’s annual evaluation of Deloitte, the Audit & Risk Committee believes that it is in the best interests of the Company and its shareholders to retain Deloitte to serve as the Company’s independent auditor for the year ending December 31, 2025.
In connection with its responsibilities, the Audit & Risk Committee held nine regular meetings and one special meetings in 2024 with management and Deloitte. In its meetings with management and Deloitte, the Audit & Risk Committee’s review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the PCAOB and the SEC, such as the audit strategy and results of the audit.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. Rather, in performing its oversight functions, the Audit & Risk Committee necessarily relies on the work and assurances of the Company’s management and internal audit group as well as the Company’s independent auditor whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and on the effectiveness of internal control over financial reporting. Based on its reviews and discussions with management and Deloitte described herein and review of Deloitte’s representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI’s audited consolidated financial statements be included in HEI’s 2024 Form 10-K. The Audit & Risk Committee also recommended that

Audit & Risk Committee Report
Deloitte be re-appointed as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and serve until the Company’s annual meeting of shareholders in 2026 and that the Board submit this appointment to the Company’s shareholders for ratification at the Annual Meeting.
Audit & Risk Committee
William James Scilacci, Jr., Chair
Celeste A. Connors
Elisia K. Flores

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm for 2025
Proposal No. 4: Ratification of Appointment of
Independent Registered Public Accounting Firm for 2025
At the 2025 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI’s independent registered public accounting firm for the year ending December 31, 2025 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2025 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Auditors’ fees
The following table sets forth the fees paid or payable to Deloitte, the Company’s independent registered public accounting firm for 2023 and 2024:
	2023		2024
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews and additional work performed related to the Maui windstorm and wildfires	$3,916,000	97	$4,431,000	97
Audit-related fees (primarily consisted of fees associated with agreed upon procedures)	111,000	3	121,000	3
Tax fees (consisted of tax consulting)	20,000	—	—	—
All other fees	—	—	—	—
	$4,047,000	100	$4,552,000	100

Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of non-audit services was compatible with the maintenance of the auditor’s independence.
In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI’s shareholders.
Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2025.

About the 2025 Annual Meeting
Proxy Statement
HEI is soliciting proxies for the 2025 Annual Meeting scheduled for Monday, May 12, 2025, at 10:00 a.m., Hawai‘i Time. The 2025 Annual Meeting will be conducted virtually, entirely via live audio webcast. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawai‘i 96808-0730.
The approximate mailing date for this Proxy Statement, form of proxy and 2024 Annual Report to Shareholders is March 28, 2025. The 2024 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.
About the 2025 Annual Meeting

TIME AND DATE	LOCATION	RECORD DATE
Monday, May 12, 2025 at 10:00 a.m., Hawai‘i Time.
The 2025 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2025.
March 7, 2025.
Attendance
The 2025 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend the virtual 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2025. You also will be able to submit questions and vote your shares electronically at the Annual Meeting.
To participate in the virtual 2025 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card, or if your shares are held in street name, on the instructions that accompanied your proxy materials. The live audio webcast will begin promptly at 10:00 AM, Hawai‘i Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 AM, Hawai‘i Time, and you should allow ample time for the check-in procedures.
Instructions on how to attend, submit questions and vote via the Internet are posted at www.virtualshareholdermeeting.com. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. A recording of the 2025 Annual Meeting will be available at www.virtualshareholdermeeting.com for 12 months following the date of the 2025 Annual Meeting.

VOTING PROCEDURES
VOTING PROCEDURES
Electronic access to proxy materials
HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources and reduce carbon emissions, this method of delivery reduces the amount of paper necessary to produce these materials, reduces carbon emissions from transporting and delivery of materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On or about March 28, 2025, a Notice of Internet Availability of Proxy Materials (Notice) was mailed to certain shareholders and our proxy materials were posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials at no cost to the shareholder. The Notice and website provide information regarding how to request proxy materials in printed form by mail or electronically by email on an ongoing basis.
If you currently receive HEI’s proxy materials in printed form and would like to receive them electronically in the future, please follow the instructions to vote using the internet. Once you enter www.proxyvote.com, go to Delivery Settings and indicate that you agree to receive or access proxy materials electronically in future years.
Eligibility to vote
Only persons who owned shares of HEI Common Stock as of the close of business on March 7, 2025 (the proxy record date) are entitled to vote.
Shares outstanding and entitled to vote
On March 7, 2025, 172,494,263 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.
Quorum requirements
A quorum is needed to conduct business at the 2025 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on March 7, 2025 and entitled to vote, and present in person or by proxy at the 2025 Annual Meeting, constitutes a quorum. Shareholders attending the 2025 Annual Meeting via the Internet are deemed to be present in person. Abstentions and broker nonvotes of uninstructed shares on discretionary matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2025 Annual Meeting.
Voting shares held directly with the Company
Whether or not you plan to attend the 2025 Annual Meeting, please take the time to vote. You may vote before the 2025 Annual Meeting via the Internet, by touch-tone telephone or by mail, or via the Internet during the 2025 Annual Meeting.
The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the applicable Internet website.
You will need to have available the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card, as applicable.
BEFORE THE MEETING
1.
BY INTERNET: You may vote online by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touch-tone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board’s recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

DURING THE MEETING
4.
BY INTERNET: You may vote your shares online during the 2025 Annual Meeting by accessing the Internet at www.virtualshareholdermeeting.com/HE2025. Instructions will be available on the website.

VOTING PROCEDURES
Voting shares held in street name (e.g., through a broker, trustee or other holder of record)
If your shares are held in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. Under NYSE Rule 452, if you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on discretionary matters, but not on non-discretionary matters as defined under NYSE Rule 452. The ratification of the appointment of HEI’s independent registered public accounting firm and the approval of the Amended and Restated Articles of Incorporation are considered discretionary matters. The election of directors and the advisory vote on executive compensation are considered non-discretionary matters. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.
If your shares are held in street name, and you want to vote your shares during the 2025 Annual Meeting, you must have the 16-digit control number from the proxy materials sent to you by your broker or other holder of record and follow the instructions above for voting via the Internet during the meeting.
Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan and the HEI Retirement Savings Plan
If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan or the HEI Retirement Savings Plan, you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.
For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the Plan shares for which voting instructions were given.
Changing your vote
If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2025 Annual Meeting in one of three ways:
•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote online at the 2025 Annual Meeting (you will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials or your proxy card, or, for shares held in street name, the proxy materials sent to you by your broker or other intermediary).

Vote requirements
If a quorum is present at the 2025 Annual Meeting, then:
•
A director will be elected if the director nominee receives more “FOR” votes than “AGAINST” votes. Although the election of directors is considered a non-discretionary matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a non-discretionary matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present. Similarly, abstentions will also not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST,” or “ABSTAIN.”

•
Since the vote on executive compensation is advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.

However, the Board and its Compensation & Human Capital Management Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instructions because these proposals are considered non-discretionary matters. For the proposal to adopt a resolution approving the compensation of HEI’s named executive officers, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”
•
The Amended and Restated Articles of Incorporation will be approved upon receiving an affirmative vote of the holders of two-thirds of the shares entitled to vote on such proposal. This is a discretionary matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions and broker nonvotes, if any, will have the same effect as voting against the proposal. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

•
The appointment of HEI’s independent registered public accounting firm will be ratified if more votes are cast “FOR” than “AGAINST” such ratification. This is a discretionary matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions and broker nonvotes, if any, will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

VOTING PROCEDURES
Counting the votes and confidentiality
Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:
•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the 2025 Annual Meeting
HEI has no business to be presented at the 2025 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2025 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your shares in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.
Postponement or adjournment of Annual Meeting
If the 2025 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2025 Annual Meeting.

OTHER INFORMATION
OTHER INFORMATION
Proxy solicitation and related cost
HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $11,000 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.
Deadline for submitting a proposal to be included in the proxy statement for next year’s Annual Meeting pursuant to Rule 14a-8 of the Exchange Act
Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2026 Annual Meeting of Shareholders (2026 Annual Meeting) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Corporate Secretary in writing. The proposal must be received by November 28, 2025.
Nominating directors for inclusion in the proxy statement for next year’s Annual Meeting pursuant to our proxy access bylaw
Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2026 Annual Meeting pursuant to our proxy access bylaw must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2025 Annual Meeting.
To be timely for the 2026 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than November 28, 2025, and no earlier than October 29, 2025.
Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of November 28, 2025, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.
Recommend persons as potential nominees to serve on the Board
Outside of the director nomination process described below, the Nominating and Corporate Governance Committee will also consider informal recommendations by shareholders for director candidates. Shareholders may send such recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawai‘i 96808-0730. Recommendations must be received by November 28, 2025 for consideration by the Nominating and Corporate Governance Committee for the 2026 Annual Meeting. The recommendation must include (a) a résumé and other relevant biographical information regarding the person’s skills and qualifications to serve on the Board, (b) such person’s consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.
Bringing other business matters or nominations before the 2026 Annual Meeting
Shareholders who wish to present business before the 2026 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2026 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2025 Annual Meeting.
To be timely for the 2026 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than February 11, 2026, and no earlier than January 12, 2026.
In addition to satisfying the requirements under our Bylaws with respect to advance notice of any director nomination, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the additional information required by Rule 14a-19 to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2025 Annual Meeting (no later than March 13, 2026 for the 2026 Annual Meeting of Stockholders).
Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2026 Annual Meeting: a brief description of the business desired to be brought before the 2026 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2026 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person’s Ownership Information (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act,

OTHER INFORMATION
and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person’s Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.
“Householding” and provision of additional copies of proxy materials upon request
As permitted by rules of the SEC, HEI has adopted a procedure referred to as “householding,” under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials, the environmental burden of excess paper usage and carbon emissions associated with transportation and delivery. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
* * *
Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2025 Annual Meeting.
March 28, 2025	Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Exhibit A
Exhibit A
Reconciliation of GAAP1 to Non-GAAP Measures: Incentive Compensation Adjustments
HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI’s management may use certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management’s performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)
Years ended December 31	2024	2023	2022	2021
HEI CONSOLIDATED NET INCOME (LOSS)
GAAP (as reported)2	$(1,322.5)	$199.2	$241.1	$246.2
ASB net income3	12.3
Excluding special items (after-tax) for EICP and LTIP purposes:
Wildfire settlement and expense greater than budget4	1,393.6
Goodwill impairment5	66.1
Asset impairment6	26.1
New turbine and leased engine damages at Hamakua Energy7	4.7
Non-GAAP (adjusted) net income for 2024 EICP purposes	180.4
Excluding special items (after-tax) for LTIP purposes:
Budgeted 2024 wildfire expense adjustment8	28.0	—	—	—
Reversal of allowance for credit losses related to the pandemic9	—	—	(9.6)	—
Branch lease termination costs (gain on sale of branches)	—	—	(0.1)	—
Pension defeasement	—	0.2	0.1	—
Gain on sale of an investment by Pacific Current10	—	—	(6.2)	—
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$208.4	$199.4	$225.4	$246.2
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP2	$(10.42)	$1.82	$2.20	$2.25
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	1.64	1.82	2.06	2.25
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP2	NM	8.8	10.5
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes11	7.8	8.8	9.8
UTILITY NET INCOME (LOSS)
GAAP (as reported)	$(1,226.4)	$194.0	$188.9	$177.6
Excluding special items (after-tax) for EICP and LTIP purposes:
Wildfire settlement and expense greater than budget4	1,390.0
Non-GAAP (adjusted) net income for 2024 EICP purposes	163.6
Excluding special items (after-tax) for LTIP purposes only:
Budgeted 2024 wildfire expense adjustment8	17.1	—	—	—
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$180.7	$194.0	$188.9	$177.6
UTILITY RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP	NM	8.2	8.2
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes11	7.3	8.2	8.2
ASB NET INCOME
GAAP2 (as reported)	$—	$53.4	$80.0
ASB net income2	12.3
Excluding special items (after-tax) for EICP and LTIP purposes:
Goodwill impairment5	66.1
Wildfire expense less than budget4	(2.3)
Non-GAAP (adjusted) net income for 2024 EICP purposes	76.1
Excluding special items (after-tax) for LTIP purposes:
Budgeted 2024 wildfire expense adjustment8	3.3
Reversal of allowance for credit losses related to the pandemic9	—	—	(9.6)
Branch lease termination costs (gain on sale of branches)	—	—	(0.1)
Pension defeasement	—	0.2	0.1
Non-GAAP (adjusted) net income for 2022-24 LTIP purposes	$79.4	$53.5	$70.4
ASB Return on Average Common Equity (%)
Based on GAAP2,3	2.3	11.0	14.1
Based on non-GAAP (adjusted) for 2022-24 LTIP purposes	14.7	11.0	12.4
A-1

Exhibit A
Note: Columns may not foot due to rounding
NM Not meaningful.
1
Accounting principles generally accepted in the United States of America.

2
GAAP net income for 2024 represents income from continuing operations (i.e., excludes ASB net income) and for 2023 and 2022 represents net income for common stock (i.e., includes ASB net income).

3
ASB was sold effective as of 12:01 A.M. on December 31, 2024. Accordingly, for 2024, income from continuing operations under GAAP excludes ASB net income. However, the goals under the 2024 EICP and 2022-2024 LTIP were fixed in February 2024 and February 2022, respectively, and thus, include ASB net income.

4
Accrued expense above (below) budget for Maui Wildfire costs. For HEI Consolidated and Utility, primarily relates to the tort-related settlement under the Settlement Agreements entered into effective November 1, 2024. See Form 8-K filed with the SEC on November 5, 2024.

5
Goodwill impairment taken in connection with HEI’s review of strategic alternatives for ASB.

6
Asset impairment taken in connection with HEI’s review of strategic alternatives for Pacific Current.

7
Unbudgeted reimbursement paid to the lessor for damages to a leased turbine and a portion of the unbudgeted expense of a new turbine for Pacific Current’s Hamakua project.

8
Add back the portion of 2024 EICP adjustment relating to 2024 budget.

9
In 2022, there were extraordinary negative provisions for credit losses primarily due to favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

10
Gain on the sale of an equity method investment by Pacific Current.

11
Calculated as non-GAAP adjusted net income divided by average non-GAAP adjusted common equity.

A-2

Exhibit B
Exhibit B
2024 Executive Incentive Compensation Plan
2024 Annual Incentive Performance Metrics	Weighting	Goals			Result
		Threshold	Target	Maximum
Safety and Resilience1
Wildfire Mitigation Plan:
T&D Inspections (distribution circuits inspected)	6.7%	80%	90%	100%	94%
Test and Treat (poles “tested and treated”)	6.7%	2,197	2,471	2,746	5,805
Fast Trip (distribution circuits fast-trip enabled)	6.6%	80%	90%	100%	95%
Employee Safety:
Recordable Incidents (improvement over 3-year historical average)	10%	5%	10%	15%	0%
Lost Workdays (improvement over 3-year historical average)	10%	5%	10%	15%	15%
Energy Security:
Generation Reliability – Company-Owned Generation (EFORd no more than)
O‘ahu	1.67%	14.4%	12.0%	9.6%	12.3%
Maui County	1.67%	3.0%	2.5%	2.0%	2.0%
Hawai‘i Island	1.66%	12.0%	10.0%	8.0%	8.1%
Generation Reliability – IPP Generation	5%	Complete Interconnection Requirements Study for all Stage 3 Projects that are selected on 12/1/23 and elect to move forward by 12/31/24	Threshold plus 5 projects have signed PPAs by 12/31/24	Threshold plus 9 projects have signed PPAs by 12/31/24	Below Threshold
Reportable Cyber Events	5%	No reportable incidents during the year consistent with SEC standards	Achieve Threshold and average NIST Cyber Security Framework maturity rating of 2.5	Achieve Threshold and average NIST Cyber Security Framework maturity rating of 3.0	Target
Financial Health2
Adjusted Net Income	12.5%	$142.5M	$150.0M	$157.5M	$163.6M
Liquidity	12.5%	$90.0M	$100.0M	$110.0M	150.0% of Target
Trust & Reputation3
Customer Satisfaction: Escalent Residential Customer Benchmark – Service Reputation Score	5%	Quarterly Score of 74 or 70th Percentile	Quarterly Score of 75 or Top Quartile	Quarterly Score of 76 or 80th Percentile	60.0% of Target
Customer Satisfaction: Escalent Residential Customer Benchmark – Company Image Score	5%	Quarterly Consolidated Score of 69 or 40th Percentile	Quarterly Consolidated Score of 70 or 50th Percentile	Quarterly Consolidated Score of 71 or 60th Percentile	37.5% of Target
Healthy & Engaged Workforce: Employee Engagement Score4	10%	One-point increase from 2023 survey results from employee engagement score	Two-point increase from 2023 survey results from employee engagement score	Three-point increase from 2023 survey results from employee engagement score	Target
1
Safety and Resilience includes goals related to (i) implementation of the wildfire mitigation plan, (ii) employee safety measured by improvement in recordable incidents and lost workdays, and (iii) energy security measured by outage percentage and reportable cyber events.

2
Financial Health includes goals related to (i) Hawaiian Electric’s consolidated adjusted net income for 2024, and (ii) liquidity measured as the actual book cash balance plus committed liquidity sources.

3
Trust & Reputation includes goals related to consolidated customer satisfaction based on quarterly results of customer surveys conducted by an outside vendor.

4
Healthy & Engaged Workforce: Employee Engagement Score is based on the results of the annual employee engagement survey.

B-1

Exhibit C
Exhibit C
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Effective as of [May  , 2025])
First: The name of said corporation shall be
“HAWAIIAN ELECTRIC INDUSTRIES, INC.”
Second: The principal office of the corporation shall be located at 900 Richards Street, Honolulu, Hawai‘i, 96813 and the corporation may have such other offices within or without the State of Hawai‘i as the nature of its business shall require.
Third: The purposes of the corporation, itself or achieved through subsidiary corporations, shall be:
(a)
To engage generally in all businesses in which a public utility holding company may lawfully engage, and in connection therewith to subscribe for, purchase, take, receive or otherwise acquire, hold, own, use, employ, mortgage, lend, pledge, sell or otherwise dispose of and otherwise deal in and with shares of the capital stock and/or other securities of one or more public utility corporations and other corporations.

(b)
To engage in alternative energy or renewable sources of energy including, but not limited to, geothermal, wind, solar, biomass, and ocean thermal energy conversion.

(c)
To purchase, erect, construct, maintain and operate oil storage tanks, oil pipe lines, water pipe lines and telegraphic and telephonic lines.

(d)
To guarantee the bonds or other obligations of any person, firm or corporation.

(e)
To purchase or otherwise acquire, become interested in, deal in and with, invest in, hold for investment, or otherwise use, sell, mortgage, pledge or otherwise dispose of or tum to account or realize upon all forms of securities including its own issued shares of capital stock and stocks in other corporations, bonds, debentures, notes, evidences of indebtedness, mortgages and other instruments, securities and rights of all kinds; to aid in any manner any corporation whose

Exhibit C
stock, bonds or other obligations are held or in any manner guaranteed by the corporation, and to do any acts and things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds, or other obligations, or to do any acts or things designed for any such purpose; and while owner of any such stock, bonds, or other obligations, to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting power thereof.
(f)
To purchase or otherwise acquire, own, hold, exercise and enjoy all rights, privileges, easements, franchises, lands in fee simple or leasehold, choses in action, and all other property, personal or real, and to make and enter into contracts, leases, conveyances, and other engagements therefor.

(g)
To import and export, buy, sell and deal in all kinds of goods, wares, and merchandise and to carry on a general mercantile or merchandise business and to purchase, sell and deal in such goods, supplies and merchandise as may be sold in a general store and specifically but without limitation to the generality of the foregoing to buy, sell, import and export and deal and trade in all kinds of electrical goods, ice, manufacturers· supplies, engines, boilers, machinery, air-conditioning equipment, tools, machine shops and electrical supplies and appliances, neon signs and equipment, factories and factory machinery and supplies, hardware and mechanical equipment of all kinds, and to conduct a general manufacturing business.

(h)
To purchase, acquire, take over or undertake the whole or any part of the business or of the assets or property of any person, copartnership, joint stock company or corporation carrying on any business which the corporation is authorized to carry on or possessed of property suitable for the purposes of the corporation; and to acquire such business, assets or property either subject to or freed from any debts or liabilities.

(i)
To apply for, obtain, register, purchase, lease or otherwise acquire, hold, use, own, operate and introduce and to sell, assign or otherwise dispose of any trade-marks, trade names, patents, inventions, improvements and processes used in connection with or secured under letters patent of the United States or otherwise, and to use, exercise, develop, grant licenses in respect to or otherwise tum to

Exhibit C
account any such trademarks, patents, licenses, processes and the like or any such property or rights.
(j)
To borrow money and to incur indebtedness, without limitation as to amount, and in excess of the capital stock of the corporation, and to mortgage, bond, pledge or hypothecate any or all the property, both real and personal, of the corporation; to pledge its own bonds as security for the repayment of the principal and interest of any of its indebtedness.

(k)
To lend money with or without security.

(l)
To do and transact all other acts and things, agricultural, mechanical or otherwise, which may be necessary or convenient to the business of the corporation, or to any portion of said business.

(m)
To make donations of property or money to benevolent or educational institutions or associations, community funds, municipalities or public charities or to public or private enterprises or purposes so far as it may deem necessary or helpful in connection with the accomplishment of the purposes herein stated or in the public or community interest.

(n)
To issue, sell or dispose of the corporation’s capital stock of any class, bonds, debentures, notes, certificates of indebtedness and other obligations and securities, convertible into any form of other security (or not so convertible), upon any terms.

(o)
To have and to exercise the power and privilege of making and entering into contracts of whatsoever kind or nature for the carrying out of the above purposes or any of them and of doing all business incident thereto or in connection therewith.

(p)
To carry on any other lawful business whatsoever which may seem to the corporation capable of being earned on or calculated directly or indirectly to promote the interests of the corporation or enhance the value of its properties.

The foregoing clauses shall each be construed as purposes and powers and the matters expressed in each clause or any part of any clause shall be in no wise limited by reference to or inference from any other clause or any other part of the same clause but shall be regarded as independent purposes and powers and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the

Exhibit C
meaning of the general purposes and powers of the corporation nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.
Fourth: The amount of the capital stock of the corporation shall be four hundred million (400,000,000) shares of Common Stock without par value and ten million (10,000,000) shares of Preferred Stock without par value.
The corporation shall also have the power from time to time to issue two or more classes of stock with the preferences, voting powers, restrictions and qualifications thereof fixed in the resolutions authorizing the issue thereof and to provide that the par value of the shares of one class may be the same as or different from the par value of the capital stock of any other class or classes. The corporation shall have similar powers with respect to two or more issues of stock within the same class.
The Board of Directors is authorized to provide for the issuance from time to time of authorized but unissued shares of stock of any class of the corporation and to approve and determine the consideration for which such shares shall be issued, and to divide the authorized and unissued shares of stock of any class into series and to issue any such series, and to fix the terms, preferences, voting powers, restrictions and qualifications of any class or any series of any class. The Board of Directors is authorized to provide for the issuance of any other securities of the corporation upon terms fixed by the Board of Directors, including but not limited to the determination of the consideration for the issuance thereof.
No holder of the shares of stock of any class shall have any preemptive or preferential right of subscription for or to purchase any shares of any class of stock or other securities of the corporation, whether now or hereafter authorized, other than such right or rights, if any, and upon such terms and at such price as the Board of Directors, in its discretion, from time to time may determine, and the Board of Directors may issue shares of stock of any class or other securities without offering the same in whole or in part to the stockholders of the corporation.
The Board of Directors is authorized to provide for the issuance from time to time of authorized but unissued shares of stock of any class or any series of any class, as and for a stock dividend or dividends on shares of the same class or series or any other class or any other series of any class. The Board of Directors is authorized to determine whether the stock of any class or any series of any class shall be exchangeable for or convertible into shares of the same class or series or any other class or any other series of any class, or cash, indebtedness, securities or other property, and to determine the terms and conditions and the limitations, if any, upon which the stock of any class or any series of any class shall be so exchangeable or convertible.
Fifth: (a)   There shall be a board of directors of the corporation to consist of not less than five nor more than eighteen members. Except in the case of a director appointed by the remaining directors to fill a vacancy on the board, a nominee for director shall be elected to the board of directors if the votes cast “for” such nominee’s election at a stockholder meeting at which a quorum is present exceed the votes cast “against” such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of

Exhibit C
stockholders for which the secretary of the corporation determines, as of the date that is ten (10) days prior to the date the corporation files its definitive proxy statement for such meeting with the Securities and Exchange Commission (regardless of whether or not thereafter revised or supplemented), that the number of nominees or proposed nominees exceeds the number of directors to be elected. There shall be no cumulative voting in the election of directors. The directors need not be stockholders of the corporation.
(b)   Prior to the 2021 annual meeting of stockholders (the “2021 Annual Meeting”), the directors shall be divided into three classes, designated Class I, Class II and Class III. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. Commencing with the 2021 Annual Meeting, each director elected at an annual meeting of stockholders shall be elected for a one-year term expiring at the next annual meeting of stockholders; provided, however, that each director elected prior to the 2021 Annual Meeting shall continue to serve for the remainder of the original term for which he or she was originally elected. The division of the directors into classes shall terminate at the 2023 annual meeting of stockholders. In each case, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.
(c)   The board of directors shall have full power to control and direct the business and affairs of the corporation, subject, however, to instructions by the stockholders and to any limitations which may be set forth in statutory provisions and in these Articles of Incorporation and in any resolutions authorizing the issuance of shares of preferred stock, and in the By-laws of the corporation. The board of directors of the corporation, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the borrowing of money or the incurring of debts, even though as a result thereof the amount of the corporation’s indebtedness may exceed its capital stock. The board of directors, without the approval of the stockholders of the corporation, or of any percentage thereof, may authorize the making of donations referred to in subparagraph (m) of Article Third.
Sixth: (a)   The officers of the corporation shall be a president, one or more vice-presidents, a secretary, a treasurer and a controller and such other officers as may be provided for by the By-laws. All officers shall be elected or appointed as the By- laws shall direct.
(b)   There shall be an audit committee of the board of directors which shall be responsible for the appointment, removal, compensation and oversight of the corporation’s independent registered public accounting firm. The audit committee shall ask the stockholders of the corporation to ratify such appointment at the annual meeting of stockholders. An independent registered public accounting firm appointed by the audit committee shall serve until a successor is elected or such independent registered public accounting firm’s earlier resignation or removal by the audit committee of the board of directors following a determination that it is in the best interest of the corporation and its stockholders that the independent registered public accounting firm be so removed. Upon such resignation or removal the audit committee of the board of directors shall appoint a new independent registered public accounting firm. An independent

Exhibit C
registered public accounting firm so appointed shall be recommended for ratification at the next annual or special meeting of the stockholders of the corporation, unless such independent registered public accounting firm shall earlier resign or be replaced.
Seventh: The corporation shall have power to sue and be sued, by said corporate name; to make and use a common seal, and to alter the same at pleasure; to hold, purchase, lease and convey, either absolutely or by way of mortgage, such real and personal property, including therein its own shares, or shares in other corporations and such franchises as the purposes of the corporation shall require and to mortgage the same to secure any debt of the corporation; to appoint such officers and agents as the business of the corporation shall from time to time require and to make such By-laws for the management of its property, the election and removal of its officers, the regulation of its affairs, and the transfer of its stock as the business of the corporation shall from time to time require.
Eighth: The board of directors in the name of the corporation shall have power at any time or from time to time to make or to delegate to any officer or officers the power to make contracts with any person, firm, corporation, association or organization, employing, engaging or appointing such person, firm, corporation, association or organization as agent of the corporation or as manager of the business and affairs of the corporation, to perform duties and services and to exercise powers and authority in behalf of the corporation, including ministerial, executive, discretionary and/or managerial powers, subject, however, to the supervision of the board of directors. Any such contract shall run for such period of time and shall contain such terms and provisions with respect to the duties, services, powers and authority to be performed and exercised by such agent or manager and with respect to the compensation to be given to such agent or manager therefor, and otherwise, as the board of directors may determine.
Ninth: (a)   No contract or other transaction between the corporation and any other corporation or any firm, association or other organization, and no act of the corporation, shall in any way be affected or invalidated by the fact that any of the directors or officers of the corporation are parties to such contract or transaction or act or are pecuniarily or otherwise interested in the same or are directors or officers or members of any such other corporation or any such firm, association or other corporation, provided that the interest of such director or officer shall be disclosed or shall have been known to the board of directors authorizing or approving the same, or to a majority thereof. Any director of the corporation who is pecuniarily or otherwise interested in or is a director or officer or member of such other corporation or any such firm, association or other organization, may be counted in determining a quorum of any meeting of the board of directors which shall authorize or approve any such contract, transaction or act, and may vote thereon with like force and effect as if the director were in no way interested therein. Neither any director nor officer of the corporation, being so interested in any such contract, transaction, or act of the corporation which shall be approved by the board of directors of the corporation, nor any corporation, firm, association, or other organization in which such director or officer may be interested, shall be liable or accountable to the corporation, or to any stockholder thereof, for any loss incurred by the corporation pursuant to or by reason of such

Exhibit C
contract, transaction, or act, or for any gain received by any such other party pursuant thereto or by reason thereof.
(b)   Any director of the corporation may vote upon any contract or other transaction between the corporation and any subsidiary or affiliated corporation, including any corporation which owns all or substantially all of the shares of the capital stock of the corporation, without regard to the fact that he may also be a director or officer or stockholder of or otherwise interested in or connected with such subsidiary or affiliated corporation; and no contract or other transaction entered into by and between the corporation and any such subsidiary or affiliated corporation shall be affected or invalidated by the fact that any director or officer of the corporation may also be a director, officer, or stockholder of or otherwise interested in or connected with such subsidiary or affiliated corporation, or by the fact that said contract or transaction may be entered into by officers of the corporation or may be authorized or ratified by the vote of directors who may also be directors, officers or stockholders of or otherwise interested in or connected with such subsidiary or affiliated corporation.
Tenth: Service of process against the corporation may be made upon the president, secretary, or treasurer of the corporation.
Eleventh: The corporation shall have succession and corporate existence in perpetuity and become a body corporate under the name and style of HAWAIIAN ELECTRIC INDUSTRIES, INC. and shall have all the powers and rights and be subject to all of the liabilities provided by law for incorporated companies and shall have all the benefits of all general laws hereafter enacted in regard to corporations. All of the property of the corporation shall be liable for the just debts thereof, but no holder of or subscriber for shares of the capital stock of the corporation shall as such be individually liable beyond the amount, if any, which may be due upon the share or shares of capital stock held or subscribed for by him.
Twelfth: (a)   The corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Exhibit C
(b)   The corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys· fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to this corporation unless and only to the extent that the court in which such action or suit was brought or in any other court having jurisdiction in the premises shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
(c)   To the extent that a director, officer, employee or agent of the corporation or a person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
(d)   Any indemnification under paragraphs (a) and (b) of this Article (unless ordered by a court) shall be made by the corporation only if authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion to the corporation, or (3) by a majority vote of the stockholders.
(e)   Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in a particular case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.
(f)   Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or those indemnified may be entitled and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Exhibit C
(g)   The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.
(h)   This Article shall be effective with respect to any person who is a director, officer, employee or agent of the corporation at any time on or after adoption with respect to any action, suit or proceeding pending on or after that date, by reason of the fact that he is or was, before or after that date, a director, officer, employee or agent of the corporation or is or was serving, before or after that date, at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
Thirteenth: The personal liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Hawai‘i law, including, without limitation, to the fullest extent permissible under Section 414-222 of the Hawai‘i Revised Statutes, as amended from time to time. No repeal or amendment of this Article directly or by adoption of an inconsistent provision of these Restated Articles of Incorporation will be effective with respect to the liability of a director for acts or omissions occurring prior to such repeal or amendment.
These Amended and Restated Articles of Incorporation supersede the original articles of incorporation and all restatements thereof and amendments thereto.

(This page has been left blank intentionally.)

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV65745-P22650For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !HAWAIIAN ELECTRIC INDUSTRIES, INC.1. Elect Seven Directors:2. Advisory vote to approve the compensation of HEI'snamed executive officers.3. Approval of Amended and Restated Articles ofIncorporation to Increase the Number of AuthorizedShares of Common Stock.4. Ratification of the appointment of Deloitte & Touche LLPas HEI's independent registered public accountantfor 2025.Nominees:The Board of Directors recommends you vote FORthe following:The Board of Directors recommends you vote FORproposals 2, 3 and 4.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.1a. Thomas B. Fargo1b. Celeste A. Connors1c. Elisia K. Flores1d. Peggy Y. Fowler1e. Micah A. Kne1f. William James Scilacci, Jr.1g. Scott W. H. SeuSCAN TOVIEW MATERIALS & VOTE wBROADRIDGE CORPORATE ISSUER SOLUTIONSHAWAIIAN ELECTRIC INDUSTRIES, INC.P.O. BOX 1342EDGEWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on May 11, 2025 for shares held directly and by11:59 p.m. Eastern Time on May 7, 2025 for shares held in a Plan. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HE2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Timeon May 11, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 7, 2025for shares held in a Plan. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V65746-P22650Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.HAWAIIAN ELECTRIC INDUSTRIES, INC.Annual Meeting of ShareholdersMay 12, 2025 10:00 AM, Hawai'i TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby constitutes and appoints Scott W. H. Seu, Kurt K. Murao and Thomas B. Fargo, and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 12, 2025, or at any adjournment or postponement thereof.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY AT www.virtualshareholdermeeting.com/HE2025.It is important that you retain a copy of the control number found on the Proxy Card, Voting Instruction Form or Notice, as such number will be required in order for shareholders to gain access to any meeting held solely by means of remote communication.If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2, 3 and 4. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof.Continued and to be signed on reverse side24-22591-2 C6.2 P20